                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-2

         American Odyssey Funds, Inc.
         (Name of Registrant as Specified In Its Charter)

         _______________________________
          (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of Each class of securities to which transaction applies:

         _______________________________

         2)       Aggregate number of securities to which transaction applies:

         _______________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________

         4)       Proposed maximum aggregate value of transaction:


         _______________________________

         5)       Total fee paid:


         _______________________________

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  __________________________

         2)       Form, Schedule or Registration Statement No.:

                  __________________________

         3)       Filing Party:

                  __________________________

         4)       Date Filed:

                  __________________________

                                                          DRAFT -- MARCH 1, 1997
                          AMERICAN ODYSSEY FUNDS, INC.

                                Two Tower Center
                            East Brunswick, NJ 08816

                            NOTICE OF SPECIAL MEETING
                 OF PERSONS HAVING VOTING RIGHTS WITH RESPECT TO
                          AMERICAN ODYSSEY FUNDS, INC.
                                 APRIL 23, 1997

You are hereby notified that a special meeting of persons having voting rights with respect to American Odyssey Funds, Inc. ("AOF") will be held on April 23, 1997, at 10:00 a.m. at the offices of The Copeland Companies, Two Tower Center, East Brunswick, New Jersey for the following purposes:

         1. FOR THE EMERGING OPPORTUNITIES FUND ONLY: To approve or disapprove certain advisory and subadvisory agreements to add Cowen Asset Management as a second subadviser for the Emerging Opportunities Fund.

         2. FOR ALL FUNDS: To approve or disapprove an arrangement, a new investment advisory agreement, and revised subadvisory agreements that would permit AOF to enter into new subadvisory agreements or to amend the terms of existing subadvisory agreements without the approval of persons having voting rights.

         3. To consider and transact such other business that may properly come before the meeting.

In accordance with the AOF By-Laws, the number of votes entitled to be cast was determined as of February 18, 1997. Only those persons who had voting rights with respect to AOF as of February 18, 1997 are entitled to notice of, and to vote at, the meeting. If you plan to attend the meeting and would like directions, you may obtain them by calling 1-800-242-7884.

YOU HAVE RECEIVED A SEPARATE PROXY CARD FOR EACH FUND IN WHICH YOU HAVE VOTING RIGHTS. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SPECIFY YOUR CHOICES AND SIGN, DATE, AND RETURN EACH PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

By order of the Board of Directors.


March 14, 1997                               Paul S. Feinberg
                                             Senior Vice President and Secretary

                          AMERICAN ODYSSEY FUNDS, INC.

                 SPECIAL MEETING OF PERSONS HAVING VOTING RIGHTS
                  WITH RESPECT TO AMERICAN ODYSSEY FUNDS, INC.

                                 APRIL 23, 1997

                                 PROXY STATEMENT


         The Board of Directors of American Odyssey Funds, Inc. ("AOF") hereby solicits voting instructions for a special meeting of persons having voting rights with respect to AOF. The meeting will be held on April 23, 1997, at 10:00 a.m. at the offices of The Copeland Companies, Two Tower Center, East Brunswick, New Jersey, and at any and all adjournments thereof. The approximate date on which this proxy statement and the proxy card will first be sent to persons having voting rights is March 14, 1997.

         The record date for determination of persons entitled to vote for purposes of this special meeting ("persons having voting rights") was February 18, 1997. AOF consists of six portfolios (each a "Fund"): the International Equity Fund, the Emerging Opportunities Fund, the Core Equity Fund, the Long-Term Bond Fund, the Intermediate-Term Bond Fund, and the Short-Term Bond Fund. Each Fund issues a separate class of capital stock representing an interest in that Fund, and had the following number of shares outstanding as of the record date:

                          Emerging                                                   Intermediate-
International           Opportunities        Core Equity           Long-Term           Term Bond           Short-Term
Equity Fund                 Fund                Fund               Bond Fund             Fund               Bond Fund
-----------                 ----                ----               ---------             ----               ---------
13,175,374.270         14,284,916.150      19,245,732.524       17,076,787.242       9,132,761.203        5,020,167.223

No person or entity beneficially owns more than 5% of the outstanding stock of any Fund.

         Each person having voting rights is entitled to have the number of shares related to his or her interest in each Fund voted in accordance with his or her instructions. Each full share shall have one vote, and each fractional share shall have a proportionate fractional vote. The votes of persons who abstain are not counted. If a person having voting rights submits a properly executed voting instruction card but omits voting instructions with respect to any item, AOF will vote the appropriate number of shares as if the person had given instructions to vote for approval of the item.

         More than 95% of AOF shares are held by Travelers Insurance Company ("Travelers") in separate accounts funding variable annuity and variable life insurance contracts. Pursuant to current law, AOF anticipates that Travelers will request voting instructions from contract holders, and will vote the shares represented by the value of the each contract owner's contract allocated to a particular Fund in accordance with the instructions received. For each Fund, Travelers will vote any Fund shares held in a separate account for which it does not receive properly executed voting instructions in the same proportion as it votes shares of that Fund held in that separate account for which it does receive properly executed voting instructions. With respect to AOF shares held by qualified plans, AOF will distribute proxy materials to shareholders of record, and will vote the shares in accordance with any instructions received from them.

         Voting instructions, in order to be effective, must be received by AOF prior to the close of business on April 14, 1997. Such instructions may be revoked provided written notice of revocation is received prior to the close of business on April 14, 1997. Alternatively, persons having voting rights may attend the meeting and vote in person, in which case any prior instructions will be revoked. This solicitation is being made by mail, but it may also be made by telephone, telecopier, or personal interview. AOF will bear all costs involved in this solicitation.


                         PERSONS VOTING ON EACH PROPOSAL

         Two proposals are scheduled to be considered at the special meeting. As shown in the table below, the first proposal affects only the Emerging Opportunities Fund, and will be voted upon only by persons having voting rights with respect to that Fund, while the second proposal affects every Fund and will be voted upon by persons having voting rights with respect to any Fund.

                  FUND SHARES ELIGIBLE TO VOTE ON EACH PROPOSAL

                                                                   Proposal 2:  Approval of an
                                                                   arrangement, a new investment
                                                                   advisory agreement, and revised
                   Proposal 1:  Approval of certain                subadvisory agreements that would
                   advisory and subadvisory                        permit AOF to enter into new
                   agreements to add Cowen Asset                   subadvisory agreements or to amend
                   Management as a second subadviser               the terms of existing subadvisory
                   for the Emerging Opportunities                  agreements without the approval of
                   Fund.                                           persons having voting rights.
                   -----------------------------------------------------------------------------------
International
Equity Fund                                                                        X

Emerging
Opportunities                     X                                                X
Fund

Core Equity
Fund                                                                               X

Long-Term
Bond Fund                                                                          X

Intermediate-
Term Bond                                                                          X
Fund

Short-Term
Bond Fund                                                                          X


                    INVESTMENT MANAGEMENT AND ADMINISTRATION

         American Odyssey Funds Management, Inc. (the "Manager"), Two Tower Center, East Brunswick, New Jersey 08816, serves as the overall investment adviser to AOF. The Manager is a wholly-owned, indirect subsidiary of Travelers Group Inc. and a member of The Copeland Companies (a related group of indirect subsidiaries of Travelers Group Inc.). Each Fund has a subadviser, who performs the actual day-to-day investment management of the Fund. The Manager supervises the performance of the subadvisers and recommends changes if warranted. Rogers, Casey and Associates ("RogersCasey"), 1 Parklands Drive, Darien, Connecticut 06820, assists the Manager in monitoring the performance of the subadvisers and comparing that performance to that of other investment managers. RogersCasey's fees are paid by the Manager, not AOF. The current subadvisers are set forth below:

Fund                      Subadviser
----                      ----------

International Equity      Bank of Ireland Asset Management (U.S.) Limited, 26
Fund                      Fitzwilliam Place, Dublin 2, Ireland

Emerging Opportunities    Wilke/Thompson Capital Management, Inc., 3800
Fund                      Norwest Center, 90 South 7th Street, Minneapolis,
                          Minnesota 55402

Core Equity Fund          Equinox Capital Management, Inc., 590 Madison
                          Avenue, New York, New York 10022

Long-Term Bond Fund       Western Asset Management Company, 117 East
                          Colorado Boulevard, Pasadena, California 91105

Intermediate-Term         Travelers Asset Management International Corporation,
Bond Fund                 One Tower Square, Hartford, Connecticut 06183, a
                          wholly-owned indirect subsidiary of the Travelers
                          Group Inc. and an affiliated person (as defined in the Investment Company Act of 1940) of the Manager

Short-Term Bond Fund      Smith Graham & Co. Asset Managers, L.P., 6900 Texas
                          Commerce Tower, 600 Travis Street, Houston, Texas
                          77002-3007

         The Manager provides accounting services to and keeps the accounts and records of AOF (other than those maintained by the Investors Bank and Trust Company). The Manager also serves as transfer agent and dividend disbursing agent. Investors Bank and Trust Company, 89 South Street, Boston, Massachusetts 02111, serves as the custodian of the assets and is also the accounting services agent for each Fund. Copeland Equities, Inc., Two Tower Center, East Brunswick, New Jersey 08816, a wholly-owned, indirect subsidiary of Travelers Group Inc., serves as principal underwriter of AOF. Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as AOF's independent accountants, providing audit services.

         The following table provides the management fee schedule under the current management agreements.



                       Total Management Fee,                                                             Manager's
Fund                   Paid by Fund to Manager                   Fee Paid by Manager to Subadviser       Net Fee

International          0.70% for first $50 million in assets,    0.45% for first $50 million in assets,  0.25% of
Equity Fund            plus 0.65% for next $50 million in        plus 0.40% for next $50 million in      assets
                       assets, plus 0.55% for assets over $100   assets, plus 0.30% for assets over
                       million                                   $100 million

Emerging               0.65% for first $100 million in assets,   0.40% for first $100 million in         0.25% of
Opportunities          plus 0.55% for assets over $100           assets, plus 0.30% for assets over      assets
Fund                   million                                   $100 million

Core Equity Fund       0.60% for first $100 million assets,      0.35% for first $100 million in         0.25% of
                       plus 0.55% for assets over $100           assets, plus 0.30% for assets over      assets
                       million                                   $100 million

Long-Term Bond         0.50% for first $250 million of assets,   0.25% for first $250 million of         0.25% of
Fund                   plus 0.40% for assets over $250           assets, plus 0.15% for assets over      assets
                       million                                   $250 million

Intermediate-Term      0.50% for first $100  million in assets,  0.25% for first $100 million in         0.25% of
Bond Fund              plus 0.45% for next $100 million in       assets, plus 0.20% for next $100        assets
                       assets, plus 0.40% for assets over $200   million in assets, plus 0.15% for
                       million                                   assets over $200 million

Short-Term Bond        0.50% for first $100 million in assets,   0.25% for first $100 million in         0.25% of
Fund                   plus 0.40% for assets over $100           assets, plus 0.15% for assets over      assets
                       million                                   $100 million

         Additional information about the Manager, including a description of and information about the Management Agreement, appears in Appendix A. Additional information about each current subadviser appears in Appendix B.

         UPON REQUEST, AOF WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT TO ANY PERSON HAVING VOTING RIGHTS. IF YOU WISH TO OBTAIN A COPY OF THIS REPORT, MAIL A REQUEST TO AMERICAN ODYSSEY FUNDS MANAGEMENT, INC., TWO TOWER CENTER, EAST BRUNSWICK, NEW JERSEY 08816, OR CALL 1-800-242-7884.


                                MEETING PROPOSALS

         AOF must receive a proposal intended to be presented at a meeting of persons having voting rights a reasonable time before the solicitation of proxies is made, usually 120 days before the mailing. AOF does not ordinarily hold annual meetings. Therefore, AOF will retain all proposals received from persons having voting rights, which will then be eligible to be considered for distribution with the proxy materials for the next called special meeting of such persons.

                                 PROPOSAL NO. 1

                         APPROVAL OF ADVISORY AGREEMENTS
                          TO ADD COWEN ASSET MANAGEMENT
                             AS A SECOND SUBADVISER
                       FOR THE EMERGING OPPORTUNITIES FUND


         This proposal affects, and will be voted upon by, only persons having voting rights with respect to the Emerging Opportunities Fund.

         On February 13, 1997, the Board of Directors of AOF, including all Directors who are not "interested persons" of AOF or the Manager (as defined in the Investment Company Act of 1940, the "1940 Act"), approved a new Subadvisory Agreement adding Cowen & Co., through its asset management division, Cowen Asset Management ("Cowen"), as a second subadviser for the Emerging Opportunities Fund (the "Fund"). The Board of Directors, again including all Directors who are not "interested persons" of AOF or the Manager, approved a revised Management Agreement between AOF and the Manager and a new Subadvisory Agreement with the Fund's current subadviser, Wilke/Thompson Capital Management, Inc. ("Wilke/Thompson"). Those two agreements take into account the fact that there will now be more than one subadviser for the Fund.

         The Manager determined to search for a second subadviser after Wilke/Thompson informed the Manager that it expected that it would reach its capacity to effectively manage the Fund according to its investment objectives and policies once the Fund reached $250 million in assets. After that time, based on its current capacity, Wilke/Thompson believed it would be in the best interests of the Fund if Wilke/Thompson did not receive any inflows of new investments in the Fund (although it believed it could still effectively manage the Fund if assets increased beyond $250 million due to investment performance). While Wilke/Thompson's capacity may change, allowing it sometime in the future to effectively manage more than $250 million, the Manager determined that it was appropriate to search for a second subadviser for the Fund, especially given the rate at which the Fund's assets were increasing.

         The Manager also determined that there was another benefit to be gained by the addition of a second subadviser -- diversification. By having some assets managed by a second subadviser, with a different investment approach than Wilke/Thompson, shareholders in the Fund would receive the benefits of diversifying among investment philosophies. Wilke/Thompson employs a "growth" approach to investing in small companies; it focuses on small companies it believes will experience significant growth in earnings over the long term. Wilke/Thompson does not focus primarily on short-term stock price movements; instead it focuses on the fundamentals of the business, such as management, products, market share, and other factors that it believes drive long-term stock price movements. Other advisers take a so-called "value" approach, which looks not only to earnings growth but also emphasizes smaller companies that have fallen out of favor with, or are not well covered by, Wall Street analysts. Thus, the Manager determined to seek a second subadviser that uses the "value" approach. Both subadvisers, however, would of course follow the same investment objective of the Fund, which is to seek maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of small, rapidly growing companies.

         The Manager, with the assistance of RogersCasey, conducted a search for a second subadviser. The Manager and RogersCasey reviewed information about many advisers, and selected six for more detailed review. After interviews with those six advisers, the Manager determined to propose to the Board that Cowen be retained as the second subadviser for the Fund.

         After negotiations, the Manager and Cowen agreed to present to the Board a fee structure that provided somewhat higher fees for Cowen than the fees currently paid to Wilke/Thompson. The Manager determined it was appropriate to propose this higher fee, primarily because of changes in the market for fund advisers since Wilke/Thompson was retained in 1993. Although the fee is higher, the Manager and RogersCasey believe that it is reasonable and within the range of fees paid to subadvisers of the caliber of Cowen. More information about the fee is set forth below.

         The Board of Directors of AOF approved the arrangement with Cowen as consistent with the best interests of investors in the Fund. More information about the Board's considerations is set forth below.


Proposed Fee Schedule

         As explained above, the proposed agreements provide a slightly higher fee for Cowen than is currently paid to Wilke/Thompson. Because the Manager, rather than the Fund, pays the subadvisory fees, the Manager's fee for assets allocated to Cowen increases in parallel with the new Cowen fee. There is, however, no net fee increase for the Manager; the Manager's net fee remains at 0.25%. No fee increase is proposed for Wilke/Thompson. Set forth below is the fee schedule included in the proposed agreements.

                                                        Manager                             Subadviser Fee
        Assets                                            Fee                              (Paid by Manager)

First $100 million in assets                             0.65%                                   0.40%
allocated to Wilke/Thompson

Assets over $100 million                                 0.55%                                   0.30%
allocated to Wilke/Thompson

First $50 million in assets                              0.75%                                   0.50%
allocated to Cowen

Next $50 million in assets                               0.70%                                   0.45%
allocated to Cowen

Assets over $100 million                                 0.65%                                   0.40%
allocated to Cowen


         Total management fees for 1996 equaled 0.60% of the Fund's average daily net assets. Because the subadvisers have different fees, overall fees will vary depending on the allocation of assets between the subadvisers. Thus, it is difficult to provide an estimate of what 1996 fees would have been had the new advisory agreements been in effect. Of course, if no assets were allocated to Cowen, advisory fees would have been the same. If one assumes that during 1996 the Fund's assets were equally divided between the two subadvisers, total management fees for 1996 would have equaled 0.69% of the Fund's average daily net assets.


Current Agreements

         Management Agreement. The Management Agreement generally requires that the Manager serve as overall investment adviser for all the funds of AOF. For additional information, see Appendix A.

         Subadvisory Agreement - Wilke/Thompson. The Subadvisory Agreement with Wilke/Thompson has been in effect since AOF commenced operations. Prior to commencement of operations, the agreement was approved by the Fund's initial shareholder. The agreement was most recently re-approved by the Board on May 22, 1996.

         The Subadvisory Agreement provides that the subadviser shall manage the investment operations of the Fund and the composition of the Fund's investment portfolio in accordance with the Fund's investment objectives and policies as well as applicable law. The agreement requires the subadviser to keep certain of the Fund's books and records. As required by the 1940 Act, the agreement provides that it shall continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of directors who are not "interested persons" of AOF (as that term is defined in the

1940 Act). AOF, the Manager, and the subadviser each have the right to terminate the agreement with not more than 60 days' nor less than 30 days' written notice.


Proposed Agreements

         The proposed agreements are set forth in Appendices D and E. Set forth below is a description of the material differences between the current agreements and the proposed agreements.

         Proposed Management Agreement. The proposed Management Agreement is in substantially the same form as the current Management Agreement.

         There are, however, two material changes. First, the proposed Management Agreement reflects the proposed fee for assets allocated to Cowen. Accordingly, the overall management fee is higher, since it is calculated as the subadvisory fee plus 0.25%. Second, the proposed Management Agreement authorizes the Manager to allocate the Fund assets among the subadvisers for any Fund with more than one subadviser.

         The Manager has not determined how assets will initially be allocated between Wilke/Thompson and Cowen. It is expected that on May 1, 1997, the effective date of these new agreements, Wilke/Thompson will transfer a certain amount of Fund assets to Cowen. The amount transferred will depend on the Manager's assessment as of that time of performance records of the two subadvisers, their current investment strategies and the appropriate diversification between the two styles. The Manager will also determine how investments in the Fund after May 1, 1997 will be allocated between the two subadvisers. The Manager will monitor the allocation between the two subadvisers and make any changes it deems appropriate.

         Proposed Subadvisory Agreement - Wilke/Thompson. The proposed Investment Sub- advisory Agreement with Wilke/Thompson is substantially the same as the current Subadvisory Agreement. The proposed version is necessary only to take into account the fact that there will now be more than one subadviser for the Fund. Thus, for example, the proposed Agreement provides that the subadviser shall manage the assets of the Fund allocated to it by the Manager (defined as the "Allocated Assets"), rather than the current agreement's statement that the subadviser will manage the entire Fund. In other respects, the proposed agreement is identical. Most importantly, the fees are the same.

         Proposed Subadvisory Agreement -- Cowen. The proposed Subadvisory Agreement for Cowen is virtually identical to the proposed Wilke/Thompson Subadvisory Agreement. The primary difference (other than names and addresses of the parties) is that Cowen's fee is higher than Wilke/Thompson's fee. In addition, the Cowen agreement does not include a provision included in the Wilke/Thompson agreement limiting the subadviser's ability to advise certain other funds. The other provisions, such as duties, indemnification and termination, are the same.

Information About Cowen

         Set forth below is additional information about Cowen. More information about the Manager is included in Appendix A. More information about Wilke/Thompson is included in Appendix B.

         Cowen serves as investment adviser to one other registered investment company with an objective similar to the Fund. Relevant information appears in the following table.


  Name of Registered         Size as of December 31, 1996    Advisory Fee Rate
  Investment Company

Cowen Opportunity Fund, a    Over $95 million                0.90% of average
series of Cowen Funds, Inc.                                  daily net assets*

* For 1996, Cowen voluntarily absorbed expenses equal to 0.13% of average net assets, and anticipates that this arrangement will continue through March 31, 1997.

         Cowen's principal executive officer is Joseph M. Cohen. Cowen is a limited partnership with one general partner, Cowen Incorporated. Cowen Incorporated is controlled by Mr. Cohen. The address for Mr. Cohen and for Cowen Incorporated is Financial Square, 31st Floor, New York, NY 10005.


Board Consideration

         On February 13, 1997, the full Board of Directors, including all directors who are not "interested persons" of AOF (as that term is defined under the 1940 Act), met in person to discuss the Manager's proposal to add Cowen as a second subadviser for the Fund. The Board was given a variety of information about Cowen, including information about the firm's history and ownership, biographies of Cowen's key personnel, information about Cowen's investment approach for small capitalization funds, past performance data for small capitalization accounts managed by Cowen, and information about fees charged by Cowen for those accounts. The Board was also given information about fees and expenses of small capitalization funds generally.

         After presentations by the Manager, the Manager's consultant, RogersCasey, and Cowen, the Board unanimously voted to approve the proposed advisory agreements. The Board determined that the proposed agreements were in the best interests of investors in the Fund. In making that determination, the Board considered a variety of factors, including those discussed below.

         The Need for a Second Subadviser. As explained above, Wilke/Thompson had informed the Manager that it believed that once the Fund reached $250 million in assets, it would no longer be able to continue to accept new investments in the Fund and still manage the Fund effectively. Thus, there was a need to retain a second subadviser to handle the anticipated growth in Fund assets. Due to this development, the Manager and RogersCasey began a process of selecting a subadviser for recommendation to the Board. The Manager and RogersCasey had advised the Board of this need at prior meetings and gave a summary of the process by which the Manager settled on a recommendation of Cowen.

         Diversification. Different managers often have different approaches. By adding a second subadviser, the Fund could gain the benefits of diversification between different investment styles. Wilke/Thompson takes what is generally viewed as a "growth" approach. It focuses primarily on projected earnings growth. Other managers take what is often termed a "value" approach, which emphasizes the search for companies that are undervalued by the market. To gain a diversification among these two approaches, the Manager and RogersCasey focused their search on advisers that take the value approach. Cowen takes that value approach. The Board considered materials presented by RogersCasey comparing the portfolio composition of Wilke/Thomson and Cowen at various time periods, which indicated that the two subadvisers tended to hold portfolios with differing characteristics. The Board also considered Wilke/Thompson's performance compared to benchmark indices, and determined that it would be appropriate to seek to reduce volatility through diversification.

         The Nature and Quality of Cowen's Services. The Board considered Cowen's personnel and investment approach. Cowen explained that it seeks companies that have fallen out of favor, but are poised for resumed growth. Cowen evaluates potential catalysts which can rejuvenate companies, such as new products, new management, or new technologies. It also analyzes a company's fundamental strengths, looking for strong balance sheets and cash flow, lean cost structures, well-positioned product lines and experienced management. In addition, Cowen focuses on valuation, considering among other factors a company's price/earnings ratio and price/book-value ratio.

         Cowen's Historical Performance. The Board considered materials presented by RogersCasey and Cowen showing Cowen's past performance managing small capitalization accounts. In RogersCasey's view, those returns showed strong performance over the long-term when compared to the relevant indices and the performance of other small capitalization managers.

         Fees. The Board considered the fact that the fees proposed for Cowen are higher than the fees currently paid to Wilke/Thompson. The Manager and RogersCasey explained to the Board that the market for investment advisers had changed since Wilke/Thompson was retained in 1993, and that they believed that the Fund would not be able to retain an adviser of the quality demonstrated by Cowen at the same price currently being paid to Wilke/Thompson. The Board also compared the proposed Cowen fee with fees charged by other advisers to their mutual fund or other clients. In this regard, the Board considered materials prepared by RogersCasey regarding advisory fees for small capitalization funds which, like AOF, serve as underlying funds for variable insurance contracts. The RogersCasey study focused on funds with more than $100 million in assets with better than median performance. The Board agreed with the Manager's conclusion that the proposed fees for the Fund -- taking into account the Manager's fee, Wilke/Thompson's fee and Cowen's fee -- are within the range of fees charged by similar advisers for similar services and that the fees are reasonable.

Additional Fee Information

         A.       1996 Fee Information

         The following table summarizes the expenses of the Fund during 1996. It follows the format used in the "Summary of Expenses" section on pages 3-4 of the prospectus. Expenses are expressed as a percentage of average net assets during the year. If you have invested in the Fund as an investment option under a variable contract, you should note that the following tables and examples do not include any expenses charged under the contract, such as sales charges.

                                                                 Emerging
                                                               Opportunities
                                                                   Fund
                                                               -------------
SHAREHOLDER TRANSACTION EXPENSES
Sales Load on Purchases .......................................    None
Sales Load on Reinvested Dividends ............................    None
Deferred Sales Load Imposed on Redemption .....................    None
Exchange Fees .................................................    None
ANNUAL FUND OPERATING EXPENSES
   (As a percentage of average net assets)
Management Fees ...............................................    0.60%
12b-1 Fees ....................................................    None
Other Expenses ................................................    0.12%
TOTAL FUND OPERATING EXPENSES .................................    0.72%



         The following example shows the total expenses that would be payable if you redeemed your shares after having held them for one, three, five, and ten year periods respectively. The example is based on the 1996 expenses listed in the table above. Actual expenses may be greater or less than shown. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance.

                                                                   Emerging
                                                                 Opportunities
                                                                      Fund
                                                                 -------------
EXAMPLE

A shareholder would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at end of each time period:

                           1 year ................................   $ 7.20
                           3 years ...............................   $22.53
                           5 years ...............................   $39.20
                          10 years ...............................   $87.50



         B.       Pro Forma Fee Information

         The following table shows an estimate what 1996 expenses would have been had the proposed advisory agreements been in effect. Because subadvisers have different fees, overall fees will vary depending on the allocation of assets between the subadvisers. The chart below assumes that during 1996 the Fund's assets were equally divided between the subadvisers. As in the first table, expenses are expressed as a percentage of average net assets during the year.

                                                                   Emerging
                                                                Opportunities
                                                                     Fund
                                                                -------------
SHAREHOLDER TRANSACTION EXPENSES
Sales Load on Purchases ...........................................  None
Sales Load on Reinvested Dividends ................................  None
Deferred Sales Load Imposed on Redemption .........................  None
Exchange Fees .....................................................  None
ANNUAL FUND OPERATING EXPENSES
   (As a percentage of average net assets)
Management Fees ...................................................  0.69%
12b-1 Fees ........................................................  None
Other Expenses ....................................................  0.12%
TOTAL FUND OPERATING EXPENSES .....................................  0.81%

         The following example shows the total expenses that would be payable if you redeemed your shares after having held them for one, three, five, and ten year periods respectively. The example is based on the pro forma 1996 expenses listed in the above table. Actual expenses may be greater or less than shown. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance.

                                                                    Emerging
                                                                  Opportunities
                                                                       Fund
                                                                  --------------
           EXAMPLE
           A shareholder would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and
           (2) redemption at end of each time period:

                           1 year ...................................  $ 8.10
                           3 years ..................................  $25.33
                           5 years ..................................  $44.02
                           10 years .................................  $98.02

Required Vote

         The proposal will be adopted if approved by the vote of a majority of outstanding Fund shares as defined in the 1940 Act, which is the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares. If adopted, the proposed changes will be effective on May 1, 1997.


          THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 1

                                 PROPOSAL NO. 2

                           APPROVAL OF AN ARRANGEMENT,
                           A NEW MANAGEMENT AGREEMENT,
                       AND REVISED SUBADVISORY AGREEMENTS
             TO PERMIT AOF TO ENTER INTO NEW SUBADVISORY AGREEMENTS
              WITHOUT THE APPROVAL OF PERSONS HAVING VOTING RIGHTS


         The Board of Directors recommends the approval of a proposal that would permit AOF to enter into new Subadvisory Agreements or amend existing Subadvisory Agreements without obtaining the approval of persons having voting rights that would ordinarily be required. Currently, in order to make any change in a Fund's subadvisers or Subadvisory Agreements, AOF must prepare and distribute proxy materials and hold a special meeting of persons having voting rights with respect to that Fund, causing it to incur administrative costs and delay. The Board believes that approval of the proposal is in the best interests of AOF and its investors, because it will permit AOF to reduce these expenses and to act without undue delay when subadvisory changes are necessary.

         Under the proposal, any new or amended Subadvisory Agreements will continue to require the approval of a majority of the Board, including a majority of the Directors who are not "interested persons" of AOF or the Manager (as defined in the 1940 Act). Thus, the Board could, if it determined it to be in the best interests of AOF and its investors, terminate or replace existing subadvisers, add additional subadvisers, or change the terms of existing Subadvisory Agreements. AOF would not have to obtain approval of persons having voting rights with respect to the affected Fund, who would instead receive notice of the change, including the same information they would receive in a proxy statement if their approval were required.

         Although one purpose underlying the proposal is to decrease expenses, the proposal permits the Board, among other things, to change the fees to be paid to a subadviser, up to a maximum fee rate described below. As a result, the Board's actions could increase a Fund's expenses. The Board would do so, however, only if it determined that the payment of such fees was nonetheless in the best interest of the Fund and its investors. Moreover, the Board could not increase the fees to be paid to the Manager or to any affiliate of the Manager without the approval of persons having voting rights. The proposal's effect on fees is described in greater detail below.

         On February 13, 1997, the Board met in person to consider the proposal. After consideration of information about the proposal that was provided by the Manager, the Board concluded that the proposal is reasonable, fair, and in the best interest of each of the Funds and the persons investing in them. Accordingly, the Board unanimously approved the proposal and voted to recommend its approval by persons having voting rights. The Board then took several steps in preparation for the submission of the proposal to such persons. First, the Board, including all Directors who are not "interested persons" of AOF or the Manager, approved the submission of an application to the Securities and Exchange Commission ("SEC") for an order exempting AOF from the requirement of the Investment Company Act of 1940 (the "1940 Act") that shareholders approve any new Subadvisory Agreements or amendments to existing Subadvisory Agreements. A number of other mutual fund companies with a management structure similar to AOF's structure have successfully obtained such an order. Second, the Board, again including all Directors who are not interested persons, approved a new Management Agreement and new Subadvisory Agreements that would implement the new arrangement and provide some flexibility to the Board in selecting subadvisers and setting their fees. These new agreements are described in detail below.

         The Board now seeks the approval of persons having voting rights of this proposal, which would: (i) authorize AOF to enter into Subadvisory Agreements or amend existing Subadvisory Agreements without obtaining approval of person having voting rights; (ii) approve the new Management Agreement between AOF and the Manager; and (iii) approve a new Subadvisory Agreement with each subadviser (including Cowen, if Proposal 1 is approved). AOF's use of the authority that would be granted by this proposal is contingent upon the SEC's issuance of an order permitting AOF to do so.


New Management Agreement and Subadvisory Agreements

         The new Management Agreement and Subadvisory Agreements contemplated by the proposal are set forth in Appendices F and G. These new agreements are substantially similar to the existing agreements, except for the modifications discussed below. The purpose of these changes is to increase the utility of the authority provided by the proposal and to provide a structure whereby fees can be more clearly described when there is more than one subadviser per Fund and each subadviser receives a different fee.

         First, under the new agreements, AOF will pay the Manager a flat rate of 0.25% of average daily net assets of a Fund, and will pay each subadviser its subadvisory fee directly. In contrast, under the existing Management Agreement, AOF pays the Manager the subadvisory fees plus 0.25% of average daily net assets, and the Manager pays the subadvisers. One disadvantage of the current arrangement is that any new Subadvisory Agreement or amendment that modified subadvisory compensation requires a corresponding modification of the Management Agreement. This new Management Agreement would remedy that problem. A new or amended Subadvisory Agreement that changed subadvisory compensation would not require modification of the Management Agreement as long as that compensation remained within the limits imposed by the Management Agreement. This change, in itself, will have no effect upon aggregate advisory fees.

         Second, the agreements have been modified to reflect the fact that in the future some Funds may have multiple subadvisers, each with some of the Fund's assets allocated to it. This necessitates two changes. First, subadvisory fee rates will be based upon net assets allocated to the subadviser. In contrast, current subadvisory fee rates are based upon net assets of the Fund, since each Fund has only one subadviser. Second, for those Funds with more than one subadviser, the Management

Agreement authorizes the Manager to allocate the Fund's assets among those subadvisers. These changes also will have no effect in themselves upon aggregate advisory fees.

         Finally, although AOF and the Manager will enter into amended versions of the current Subadvisory Agreements at the current fee rates, the new Management Agreement would authorize AOF and the Manager to enter into new Subadvisory Agreements in the future at fee rates different than the current ones, provided that any new fee rate is less than or equal to a maximum fee rate for each Fund described below. These limits are generally 0.10% of average daily net assets greater than the maximum authorized under the current Subadvisory Agreements, with the exception of the Emerging Opportunities Fund, where the limit is 0.10% of daily net assets greater than the proposed subadvisory fee for Cowen Asset Management discussed in Proposal 1. These limits on fee rates are higher than the fee rates currently in effect in order to provide AOF and the Manager some flexibility if they determine that it is in the best interests of the Fund and its investors to hire a particular subadviser and pay it a fee slightly higher than the fee paid to the current subadviser. This change would not result in any current increase in subadvisory fees.


Effect on Fees

         If approved, the proposal would have no present effect on the amount of investment advisory fees AOF pays. Had the proposed arrangement and proposed Management Agreement been in effect in 1996, investment advisory fees during that year would have been no different unless the Board had determined to enter into any new or revised Subadvisory Agreement specifying a different subadvisory fee. In the future, new or revised Subadvisory Agreements could result in an increase of the subadvisory fees for a Fund up to the limit authorized by this proposal. The fees could also stay the same or decrease. The Board will not enter into new or amended Subadvisory Agreements that would increase subadvisory fees unless it believes that doing so would, after taking into account the increased fees, still be in the best interests of the Fund and its investors. Moreover, prior to entering into such an agreement, it would consider whether the new subadvisory fee was reasonable and within the range of fees for similar advisers for similar services.

         A comparison of the present fee structure with the proposed fee structure appears in the following table:


FUND                MANAGER'S         MANAGER'S     SUBADVISER'S CURRENT        SUBADVISER'S PROPOSED     SUBADVISER'S
                   CURRENT NET      PROPOSED FEE    FEE                              INITIAL FEE            PROPOSED
                       FEE                                                                                  MAXIMUM
                                                                                                              FEE
International    0.25% of         0.25% of          0.45% for first $50        0.45% for first $50          0.55% of
Equity Fund      assets           assets            million in assets, plus    million in assets, plus      assets
                                                    0.40% for next $50         0.40% for next $50
                                                    million in assets, plus    million in assets, plus
                                                    0.30% for assets over      0.30% for assets over
                                                    $100 million               $100 million

Emerging         0.25% of         0.25% of          0.40% for first $100       0.40% for first $100         0.60% of
Opportunities    assets           assets            million in assets, plus    million in assets, plus      assets
Fund                                                0.30% for assets over      0.30% for assets over
                                                    $100 million               $100 million; if
                                                                               Proposal 1 is approved,
                                                                               then the fee for assets
                                                                               allocated to Cowen
                                                                               would be 0.50% for the
                                                                               first $50 million in
                                                                               assets, plus 0.45% for
                                                                               the next $50 million in
                                                                               assets, plus 0.40% for
                                                                               assets over $100
                                                                               million

Core Equity      0.25% of         0.25% of          0.35% for first $100       0.35% for first $100         0.45% of
Fund             assets           assets            million in assets, plus    million in assets, plus      assets
                                                    0.30% for assets over      0.30% for assets over
                                                    $100 million               $100 million

Long-Term        0.25% of         0.25% of          0.25% for first $250       0.25% for first $250         0.35% of
Bond Fund        assets           assets            million of assets, plus    million of assets, plus      assets
                                                    0.15% for assets over      0.15% for assets over
                                                    $250 million               $250 million

Intermediate-    0.25% of         0.25% of          0.25% for first $100       0.25% for first $100         0.35% of
Term Bond        assets           assets            million in assets, plus    million in assets, plus      assets
Fund                                                0.20% for next $100        0.20% for next $100
                                                    million in assets, plus    million in assets, plus
                                                    0.15% for assets over      0.15% for assets over
                                                    $200 million               $200 million

Short-Term       0.25% of         0.25% of          0.25% for first $100       0.25% for first $100         0.35% of
Bond Fund        assets           assets            million in assets, plus    million in assets, plus      assets
                                                    0.15% for assets over      0.15% for assets over
                                                    $100 million               $100 million

Board Consideration

         At its February 13, 1997 meeting, the Board considered various information provided by the Manager, including a draft of the application to be submitted to the SEC. Based on this information, the Board concluded that approval of the proposal is in the best interests of AOF and its investors. First, the proposal would permit AOF to avoid the costs and administrative burden a Fund would suffer if compelled to conduct a proxy solicitation each time the Manager and Board of Directors ascertain that the best interests of the Fund and its investors require the Fund to obtain the services of a new subadviser or amend an existing Subadvisory Agreement. Second, in part because of AOF's Manager/Subadviser structure, approval of Subadvisory Agreements tends to be less important to persons having voting rights than such approval may be to shareholders of more typical mutual funds. Third, the proposal would maintain important safeguards and protections for persons having voting rights. Finally, the Board considered the reasonableness of the flexibility under the proposal to raise subadvisory fees if the Board were to determine it to be in the best interests of a Fund and its investors. The information presented to the Board is discussed in greater detail below.

         Administrative Costs and Burdens of the Current Arrangement. Currently, in order to add an additional subadviser to a Fund, to substitute a new subadviser for an existing subadviser, to amend an existing subadvisory agreement, or to approve a new subadvisory agreement with an existing subadviser that has been terminated as the result of an "assignment" (i.e., a change in control), AOF must obtain the approval of those persons having voting rights with respect to the Fund. Seeking this approval imposes certain costs and burdens on that Fund and, indirectly, upon persons having voting rights with respect to it. Moreover, these costs and burdens may tend to create undesirable disincentives for the Manager and the Board, who, in order to lessen the upward pressure on Fund expenses, might otherwise be more reluctant to institute desirable changes in subadvisers or Subadvisory Agreements. The proposal would permit AOF to avoid these expenses and administrative burdens.

         First, under the current arrangement, the Fund must bear the cost of holding the special meeting and conducting the proxy solicitation. As a Maryland corporation, AOF is not required to hold annual shareholder meetings and, in order to minimize expenses, does not intend to do so except when required by law. Under the 1940 Act, however, a change in subadvisers or a material change in a Subadvisory Agreement would ordinarily require that AOF hold a special meeting -- which otherwise generally would not occur -- of persons having voting rights with respect to the Fund. The direct expenses of holding the special meeting include: legal expenses of preparing the proxy material; material and printing costs for the proxy statements, proxy cards, and return envelopes; postage (including return postage); tabulation of proxy cards; if necessary, solicitation and other expenses incurred in order to obtain a quorum; and the costs of the meeting itself. The Manager estimates that these costs average approximately $1.00-1.50 per person with voting rights, depending upon the number of such persons and the particular circumstances. Approval of the proposal would permit AOF to reduce or minimize these expenses.

         Second, under the current arrangement, once the Board of Directors determines that adding a subadviser, replacing or eliminating a subadviser, or amending a Subadvisory Agreement is in the best interest of its investors, a delay may occur until AOF can obtain the necessary approval of persons having voting rights. Typically, it requires approximately three months to prepare a proxy solicitation, send it to persons having voting rights, receive and tabulate the result, and hold the meeting. During this period, the Fund loses the benefit of the addition or replacement of the subadviser, or the amendment to the Subadvisory Agreement. Approval of the proposal would permit the Board and the Manager to reduce or eliminate this delay.

         AOF's Fund Structure. The information considered by the Board indicated that, due to AOF's atypical manager/subadviser structure, the benefits of the proposal should outweigh any potential disadvantages. First, AOF's subadvisers play a role analogous to that of individual portfolio managers employed by a typical mutual fund's investment adviser, making approval of Subadvisory Agreements less important. Second, the vast majority of investors do not invest in a single AOF Fund, but rather divide their investment among several of the Funds as part of an asset allocation strategy, again lessening the importance of approval of each Subadvisory Agreement.

         In a conventional mutual fund, the investment adviser provides corporate management and administrative services, along with portfolio management services. Typically, the investment adviser chooses an individual or individuals to perform the actual day-to-day management of the portfolio. Although the investment adviser discloses to shareholders the individual's identity, the company is not required to, and does not, submit approval of the choice of individual or that individual's compensation to the shareholders. Rather, accountability lies with the investment adviser itself, which has the responsibility of monitoring the individual's investment performance and replacing the individual if doing so is in the best interest of shareholders.

         Subadvisers, under AOF's structure, take the place of the individual managers in the conventional fund. The Manager has ultimate accountability for the performance of the subadvisers. The Manager believes that persons having voting rights expect the Manager to select and retain subadvisers who successfully meet the Fund's objectives and policies and replace those who do not. The Manager further believes that persons having voting rights have determined to rely on the Manager's ability to select, monitor, and terminate subadvisers just as shareholders of a conventionally structured investment fund have chosen to rely upon its adviser to select individual portfolio managers and analysts and supervise them accordingly.

         The information considered by the Board included the fact that the typical investor does not invest in a single Fund, but rather in a number of Funds as part of a diversified asset allocation strategy, similarly minimizing any potential disadvantages of the proposal. Persons using the Funds to diversify their investment among asset classes do not choose the individual Funds based upon the identity of the subadviser, but rather choose AOF as a whole as the means to invest pursuant to their chosen asset allocation and choose among those Funds based upon that allocation. Thus, the typical contract owner or plan participant relies upon the Manager to choose appropriate subadvisers to carry out the objectives appropriate for each asset class and its corresponding Fund.

         In sum, according to the Manager, the proposal would permit the Manager more efficiently to perform the functions AOF pays it to perform: selecting subadvisers, monitoring their performance, and making whatever changes the Manager deems appropriate, subject to the supervision and direction of the Board.

         Safeguards Preserved by the Proposal. The information considered by the Board also showed that the proposal preserves certain protections and safeguards for each Fund and the persons having voting rights with respect to it. For example, although the proposal would authorize AOF to enter into new or revised Subadvisory Agreements, any change in the Manager or the Management Agreement would continue to require approval of persons having voting rights. Primary responsibility for management of the Funds, including the selection and supervision of the subadvisers, lies with the Manager, subject to the supervision and direction of the Board. In addition, the Management Agreement specifies the Manager's fee and also limits subadvisory fees to a maximum rate. Thus, any change in the Manager's compensation or the maximum fee that may be paid to a subadviser would also continue to require approval of persons having voting rights. Moreover, AOF would continue to disclose all subadvisory fees, consistent with the 1940 Act.

         In addition, persons having voting rights will receive the same information about subadvisers as they obtain currently. In the event the Manager, with the approval of the Board, determines to select a new subadviser or to make a material change in an existing Subadvisory Agreement, persons having voting rights will receive, within ninety days of the change, the same information they would have received in a proxy statement if their approval had been required. With this information, investors can make as fully-informed a decision regarding their interests as they would be able to do under the current arrangement. Those opposed to the retention of a new subadviser or a material change in a Subadvisory Agreement could redeem their shares and reallocate the value to an alternative investment vehicle available under the insurance contract or retirement plan, without penalty. Because shares of the Funds are held only as part of insurance separate accounts and qualified retirement plans, redemption of shares may offer a more viable option than it would for a mutual fund available to individual investors directly. Unlike investors in that type of mutual fund, who under some circumstances may want to defer realization of a capital gain if the share price has appreciated, contract owners and plan participants generally would not risk any adverse tax consequences by transferring to a different investment option.

         The application to the SEC considered by the Board contains additional conditions, listed in Appendix C, designed to protect the interests of AOF and persons having voting rights.


Reasonableness of Fee Flexibility

         The Board considered the fact that the proposal would authorize AOF to enter into new or revised Subadvisory Agreements with fees somewhat higher than those specified in the current Subadvisory Agreements. The Manager explained to the Board that in order to obtain sufficient flexibility to make use of the arrangement contemplated by the proposal, the Board should have the option, under appropriate circumstances, to pay a greater subadvisory fee if doing so was in the best interests of the Fund and its investors. After consideration, the Board determined that an additional 0.10% of average daily net assets over the current maximums (or, for the Emerging Opportunities Fund, 0.10% greater than the maximum rate proposed to be paid to Cowen Asset Management pursuant to Proposal 1) provided sufficient flexibility. The Board considered RogersCasey's opinion indicating that the maximum fees available under the proposal remained comparable to fees charged by other mutual fund advisers for funds with similar objectives. The Board agreed with the conclusion of the Manager and RogersCasey that the limits on subadvisory fees under the proposal, taking into account the Manager's fee as well, remain within the range of fees charged by similar advisers for similar services and that the fees are reasonable. The Board determined that it would review any future changes in subadvisory fees proposed under the contemplated arrangement on a case-by-case basis, and that it would only approve increased subadvisory fees that it found to be reasonable, comparable to similar services offered by other subadvisers, justified under the circumstances, and in the best interests of the Fund and its investors.


Approval by SEC

         As noted above, the Board has approved the submission of an application to the SEC for an order of exemption from certain requirements of the 1940 Act in order to permit AOF to use the authority to enter into new or revised Subadvisory Agreements as contemplated by this proposal. Any use of that authority is contingent upon obtaining the requested order from the SEC. It is possible that the SEC may require certain changes to the application or impose additional conditions prior to granting the order. AOF will agree to such changes if the Board and the Manager determine that it is in the best interests of each Fund and the persons having voting rights to do so. It is also possible that the SEC may refuse to grant the order entirely, although the SEC has granted similar exemptions to other mutual fund companies under similar circumstances in the past. In that case, the Board will take what further actions it deems to be in the best interests of AOF and its investors.


Required Vote

         The proposal will be adopted if, for each Fund, it is approved by the vote of a majority of outstanding Fund shares as defined in the 1940 Act, which is the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares. If adopted, the proposed changes will be effective on May 1, 1997.

         If adopted, the proposed changes cannot be effective unless and until the SEC grants the exemptive order sought by the application filed by AOF and the Manager. If the SEC grants the exemptive order, the proposed changes will be effective on a date selected by the Board of Directors to coordinate with any required updating or supplementing of AOF's prospectus.


THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2

                                   APPENDIX A

                    ADDITIONAL INFORMATION ABOUT THE MANAGER
                          AND THE MANAGEMENT AGREEMENT

         The Management Agreement has been in effect since AOF commenced operations. Prior to commencement of operations, the agreement was approved by AOF's initial shareholder. The agreement was most recently re-approved by the Board with respect to all Funds on May 22, 1996. On February 13, 1997, the Board amended the Management Agreement to eliminate a higher fee applicable to non-U.S. assets in the Long-Term Bond Fund.

         The Management Agreement generally requires that the Manager serve as overall investment adviser for all the Funds of AOF. The agreement requires the Manager to monitor the performance of each subadviser. It also requires the Manager to meet periodically with each subadviser to review and agree upon current investment strategies and programs in light of anticipated cash flows. It requires the Manager to provide periodic information to the Board of Directors. The agreement also provides that the Manager shall be responsible for the administration of AOF. Under the agreement, AOF is responsible for the payment of certain fees and expenses including, among others, the following: (1) management and investment advisory fees; (2) the fees of non-interested directors; (3) the fees of the Funds' custodian; (4) the fees of the Company's legal counsel and independent accountants; (5) brokerage commissions incurred in connection with fund transactions; (6) all taxes and charges of governmental agencies; (7) the reimbursement of organizational expenses; and (8) expenses of printing and mailing prospectuses and other expenses related to shareholder communications. As required by the 1940 Act, the agreement provides that it shall continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of directors who are not "interested persons" of AOF (as that term is defined in the 1940 Act). AOF and the Manager each have the right to terminate the agreement with not more than 60 days' nor less than 30 days' written notice.

         The chart below sets forth the name and principal occupation of the principal executive officer and each director of AOFMI. The address for each person is Two Tower Center, East Brunswick, NJ 08816.

--------------------------------------------------------------------------------------------------------------------------
Name                                     Position with Manager                   Principal Occupation
--------------------------------------------------------------------------------------------------------------------------
Robert C. Dughi                          Chairman of the Board and               Board of Directors and Chief
                                         President                               Executive Officer, The
                                                                                 Copeland Companies and
                                                                                 various affiliates
--------------------------------------------------------------------------------------------------------------------------
Mark M. Skinner                          Director and Executive Vice             Executive Vice President and
                                         President                               Chief Marketing Officer, The
                                                                                 Copeland Companies;
                                                                                 President, Copeland Equities,
                                                                                 Inc.; Executive Vice
                                                                                 President, Copeland
                                                                                 Financial Services, Inc.
                                                                                 ("CFS")
--------------------------------------------------------------------------------------------------------------------------
Paul S. Feinberg                         Director, Senior Vice                   Senior Vice President and
                                         President, and General                  General Counsel, The
                                         Counsel                                 Copeland Companies.  Also:
                                                                                 Senior Vice President and
                                                                                 General Counsel of CFS and
                                                                                 Copeland Equities, Inc.
--------------------------------------------------------------------------------------------------------------------------
Michael R. Zarelli                       Director, Senior Vice                   Senior Vice President,
                                         President, Chief Financial              Finance, Chief Financial
                                         Officer, and Treasurer                  Officer, and Treasurer, The
                                                                                 Copeland Companies.  Also:
                                                                                 Senior Vice President, Chief
                                                                                 Financial Officer, and
                                                                                 Treasurer of CFS and
                                                                                 Copeland Equities, Inc.
--------------------------------------------------------------------------------------------------------------------------

         The following chart provides information about the directors and officers of AOF who are also directors or officers of the Manager.

--------------------------------------------------------------------------------------------------------------------------
Name                                     Position with Manager                   Position with AOF
--------------------------------------------------------------------------------------------------------------------------
Robert C. Dughi                          Chairman of the Board and               Chairman of the Board and
                                         President                               President
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
      Name                                  Position with Manager                           Position with AOF
--------------------------------------------------------------------------------------------------------------------------
Mark M. Skinner                          Director and Executive Vice             Director
                                         President
--------------------------------------------------------------------------------------------------------------------------
Paul S. Feinberg                         Director, Senior Vice                   Senior Vice President and
                                         President, General Counsel              Secretary
                                         and Secretary
--------------------------------------------------------------------------------------------------------------------------
Michael R. Zarelli                       Director, Senior Vice                   Senior Vice President and
                                         President, Finance, Chief               Treasurer
                                         Financial Officer and
                                         Treasurer
--------------------------------------------------------------------------------------------------------------------------
Mark E. Freemyer                         Vice President                          Vice President
--------------------------------------------------------------------------------------------------------------------------

         The following table shows for each Fund the fee AOF paid the Manager for services rendered in 1996 and the net amount of that fee the Manager retained after paying that Fund's subadviser.

--------------------------------------------------------------------------------------------------------------------------
Fund                                                        Management Fee for                Net Fee Retained by
                                                                  1996                              Manager
--------------------------------------------------------------------------------------------------------------------------
International Equity Fund                                        $823,904                           $317,817
--------------------------------------------------------------------------------------------------------------------------
Emerging Opportunities Fund                                     $1,169,884                          $486,311
--------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                                                $1,362,268                          $596,486
--------------------------------------------------------------------------------------------------------------------------
Long-Term Bond Fund                                              $718,488                           $359,244
--------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Bond Fund                                      $442,596                           $221,298
--------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                                             $161,396                            $80,698
--------------------------------------------------------------------------------------------------------------------------

         The Manager is a wholly-owned subsidiary of The Copeland Companies, Two Tower Center, East Brunswick, NJ 08816, which is a wholly-owned subsidiary of The Plaza Corporation, One Tower Square, Hartford, Connecticut 06183, which is a wholly-owned subsidiary of The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183, which is a wholly-owned subsidiary of The Travelers Insurance Group Inc., One Tower Square, Hartford, Connecticut 06183, which is a wholly-owned subsidiary of PFS Services, Inc., 388 Greenwich Street, New York, New York 10013, which is a wholly-owned subsidiary of Associated Madison Companies, Inc., 388 Greenwich Street, New York, New York 10013, which is a wholly-owned subsidiary of Travelers Group Inc., 388 Greenwich Street, New York, New York 10013, a publicly-owned corporation.

                                   APPENDIX B

                    ADDITIONAL INFORMATION ABOUT SUBADVISERS
                           AND SUBADVISORY AGREEMENTS

         The Investment Subadvisory Agreements for the Funds other than the Long-Term Bond Fund have been in effect since AOF commenced operations. Prior to commencement of operations, these agreements were approved by the relevant Fund's initial shareholder. Each agreement was most recently re-approved by the Board on May 22, 1996. A revised version of the Investment Subadvisory Agreement for the Long-Term Bond Fund was approved by the Board of Directors on February 13, 1997. That revised version eliminated WLO Global Management as a listed subadviser and eliminated a higher fee applicable to non-U.S. assets.

         Each Subadvisory Agreement provides that the subadviser shall manage the investment operations of the particular Fund and the composition of its investment portfolio in accordance with the Fund's investment objectives and policies as well as applicable law. The agreement requires the subadviser to keep certain of the Fund's books and records. As required by the 1940 Act, the agreement provides that it shall continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of directors who are not "interested persons" of AOF (as that term is defined in the 1940 Act). AOF, the Manager and the subadviser each have the right to terminate the agreement with not more than 60 days' nor less than 30 days' written notice.


Bank of Ireland Asset Management (U.S.) Limited (International Equity Fund)

         The chart below sets forth the name and principal occupation of the principal executive officer and directors of Bank of Ireland Asset Management (U.S.) Limited ("BIAM"). The address for each person is 26 Fitzwilliam Place, Dublin 2, Ireland.

--------------------------------------------------------------------------------------------------------------------------
Name                                     Position with BIAM                      Principal Occupation
--------------------------------------------------------------------------------------------------------------------------
William R. Cotter                        Chief Executive Officer and             Chief Executive Officer,
                                         Director                                BIAM
--------------------------------------------------------------------------------------------------------------------------
Denis Donovan                            Director                                Chief Operating Officer,
                                                                                 BIAM
--------------------------------------------------------------------------------------------------------------------------
Christopher Reilly                       Director                                Chief Investment Officer,
                                                                                 BIAM
--------------------------------------------------------------------------------------------------------------------------
Denis Curran                             President and Director                  President, BIAM
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Name                                     Position with BIAM                      Principal Occupation
--------------------------------------------------------------------------------------------------------------------------
Gerald Colleary                          Director                                Senior Vice President Client
                                                                                 Servicing, BIAM
--------------------------------------------------------------------------------------------------------------------------
Thomas Finlay                            Director                                Chief Operating Officer,
                                                                                 Bank of Ireland Asset
                                                                                 Management Limited
--------------------------------------------------------------------------------------------------------------------------

         BIAM received subadvisory fees totaling $506,087 for advisory services provided to the International Equity Fund in 1996.

         BIAM serves as investment adviser to three other registered investment companies with an objective similar to the International Equity Fund. The following chart provides relevant information.

--------------------------------------------------------------------------------------------------------------------------
Name of Registered                            Size as of December 31, 1996       Advisory Fee Rate
Investment Company
--------------------------------------------------------------------------------------------------------------------------
SAFECO International                                 $11.5 million               0.60% for first $50 million in
Equity Fund                                                                      assets, plus 0.50% for next
                                                                                 $50 million in assets, plus
                                                                                 0.40% for assets over $100
                                                                                 million
--------------------------------------------------------------------------------------------------------------------------
Allmerica International                              $245.4 million              0.45% for first $50 million in
Equity Fund                                                                      assets, plus 0.40% for next
                                                                                 $50 million in assets, plus
                                                                                 0.30% for assets over $100
                                                                                 million
--------------------------------------------------------------------------------------------------------------------------
Berger/BIAM International                            $38.4 million               0.45% of assets*
Fund
---------------------------------------------------------------------------------------------------------------------
*  For 1996, BIAM voluntarily waived a portion of this fee.
---------------------------------------------------------------------------------------------------------------------

         BIAM is a wholly-owned subsidiary of Bank of Ireland Asset Management Limited, 26 Fitzwilliam Place, Dublin 2, Ireland, which is a wholly-owned subsidiary of Investment Bank of Ireland Limited, 26 Fitzwilliam Place, Dublin 2, Ireland, which is a wholly-owned subsidiary of Bank of Ireland Group, Lr. Baggot Street, Dublin 2, Ireland.

Wilke/Thompson Capital Management, Inc. (Emerging Opportunities Fund)

         The chart below sets forth the name and principal occupation of the principal executive officer and directors of Wilke/Thompson Capital Management, Inc. ("Wilke/Thompson"). The address for each person is 3800 Norwest Center, 90 South 7th Street, Minneapolis, MN 55402.

--------------------------------------------------------------------------------------------------------------------------
Name                                     Position with                           Principal Occupation
                                         Wilke/Thompson
--------------------------------------------------------------------------------------------------------------------------
Paul L. Hayne                            President and Director                  President and Chief
                                                                                 Executive Officer,
                                                                                 Wilke/Thompson
--------------------------------------------------------------------------------------------------------------------------
Mark A. Thompson                         Director                                Chief Investment Officer,
                                                                                 Wilke/Thompson
--------------------------------------------------------------------------------------------------------------------------

         During 1996, Wilke/Thompson paid $273 in brokerage commissions to The Robinson Humphrey Company, Inc., which is considered an affiliated broker because it is an affiliate of the Manager. Those commissions represented 0.303% of the Emerging Opportunities Fund's total brokerage commissions paid in 1996.

         Wilke/Thompson received subadvisory fees totaling $683,573 for advisory services provided to the Emerging Opportunities Fund in 1996.


Equinox Capital Management, Inc. (Core Equity Fund)

         The chart below sets forth the name and principal occupation of the principal executive officer and directors of Equinox Capital Management, Inc. ("Equinox"). The address for each person is 590 Madison Avenue, New York, New York 10022.

--------------------------------------------------------------------------------------------------------------------------
Name                                     Position with Equinox                   Principal Occupation
--------------------------------------------------------------------------------------------------------------------------
Ronald J. Ulrich                         Director and President                  President, Equinox
--------------------------------------------------------------------------------------------------------------------------
Wendy D. Lee                             Managing Director                       Director of Research,
                                                                                 Equinox
--------------------------------------------------------------------------------------------------------------------------
David E. Walker                          Principal                               Research Analyst, Equinox
--------------------------------------------------------------------------------------------------------------------------
Laura Starr                              Vice President                          Research Analyst, Equinox
--------------------------------------------------------------------------------------------------------------------------
Jacqueline A. Williams                   Vice President                          Research Analyst, Equinox
--------------------------------------------------------------------------------------------------------------------------
Mark W. Watson                           Vice President                          Research Analyst, Equinox
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Name                                     Position with Equinox                   Principal Occupation
--------------------------------------------------------------------------------------------------------------------------
Kenneth S. Doerr                         Vice President                          Quantitative Research
                                                                                 Analyst, Equinox
--------------------------------------------------------------------------------------------------------------------------

In addition, the following persons not listed above own 10% or more of Equinox:
Benner Ulrich, Adrian Ulrich, and Collier Ulrich. The address for each of these individuals is 329 Dans Highway, New Canaan, CT 06840.

         During 1996, Equinox paid $186 in brokerage commissions to Smith Barney, Inc., which is considered an affiliated broker because it is an affiliate of the Manager. Those commissions represented 0.055% of the Core Equity Fund's total brokerage commissions paid in 1996.

         Equinox received subadvisory fees totaling $765,782 for advisory services provided to the Core Equity Fund in 1996.

         Equinox serves as investment adviser to one other registered investment company with an objective similar to the Core Equity Fund. The following chart provides relevant information.

--------------------------------------------------------------------------------------------------------------------------
Name of Registered                       Size as of December 31, 1996            Advisory Fee Rate
Investment Company
--------------------------------------------------------------------------------------------------------------------------
EAI Select Managers Equity                           $16.2 million               0.375% of assets
Fund
--------------------------------------------------------------------------------------------------------------------------


Western Asset Management Company (Long-Term Bond Fund)

         The chart below sets forth the name and principal occupation of the principal executive officer and directors of Western Asset Management Company ("Western"). The address for each person is 117 East Colorado Boulevard, Pasadena, California 91105.

--------------------------------------------------------------------------------------------------------------------------
Name                                     Position with Western                   Principal Occupation
--------------------------------------------------------------------------------------------------------------------------
W. Curtis Livingston                     Chairman of the Board                   Chief Executive Officer,
                                                                                 Western
--------------------------------------------------------------------------------------------------------------------------
Kent S. Engel                            Director                                Chief Investment Officer,
                                                                                 Western
--------------------------------------------------------------------------------------------------------------------------
Raymond A. Mason                         Director                                Chairman, President, and
                                                                                 Chief Executive Officer,
                                                                                 Legg Mason, Inc.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Name                                     Position with Western                   Principal Occupation
--------------------------------------------------------------------------------------------------------------------------
Edward A. Taber                          Director                                Senior Executive Vice
                                                                                 President, Legg Mason, Inc.
--------------------------------------------------------------------------------------------------------------------------
Elisabeth A. Spector                     Director                                Senior Vice President, Legg
                                                                                 Mason, Inc.
--------------------------------------------------------------------------------------------------------------------------

         Western received subadvisory fees totaling $359,244 for advisory services provided to the Long-Term Bond Fund in 1996.

         Western is a wholly-owned subsidiary of Legg Mason, Inc., 111 S. Calvert, Baltimore, MD 21202.


Travelers Asset Management International Corporation (Intermediate-Term Bond
Fund)

         The chart below sets forth the name and principal occupation of the principal executive officer and directors of Travelers Asset Management International Corporation ("TAMIC"). The address for each person is One Tower Square, Hartford, Connecticut 06183.

--------------------------------------------------------------------------------------------------------------------------
Name                                     Position with TAMIC                     Principal Occupation
--------------------------------------------------------------------------------------------------------------------------
Marc P. Weill                            Chairman of the Board of                Chief Investment Officer,
                                         Directors                               The Travelers Group
--------------------------------------------------------------------------------------------------------------------------
David A. Tyson                           Director, President, and Chief          Senior Vice President, The
                                         Investment Officer                      Travelers Group
--------------------------------------------------------------------------------------------------------------------------
John R. Britt                            Director and Secretary                  Counsel, The Travelers
                                                                                 Group
--------------------------------------------------------------------------------------------------------------------------
Joseph E. Rueli                          Director, Vice President, and           Vice President, The Travelers
                                         Chief Financial Officer                 Group
--------------------------------------------------------------------------------------------------------------------------
F. Denney Voss                           Director, Senior Vice                   Senior Vice President, The
                                         President                               Travelers Group
--------------------------------------------------------------------------------------------------------------------------

         TAMIC received subadvisory fees totaling $221,298 for advisory services provided to the Intermediate-Term Bond Fund in 1996.

         TAMIC serves as investment adviser to two other registered investment companies with an objective similar to the Intermediate-Term Bond Fund. The following chart provides relevant information.

--------------------------------------------------------------------------------------------------------------------------
Name of Registered                            Size as of December 31, 1996       Advisory Fee Rate
Investment Company
--------------------------------------------------------------------------------------------------------------------------
Travelers Quality Bond                               $169.1 million              0.3233% of assets
Account for Variable
Annuities
--------------------------------------------------------------------------------------------------------------------------
Travelers Quality Bond                                $5.2 million               0.3233% of assets
Portfolio
--------------------------------------------------------------------------------------------------------------------------

         TAMIC is a wholly-owned subsidiary of The Plaza Corporation, an indirect parent of the Manager. As a result, TAMIC is an "affiliated person" (as that term is defined in the 1940 Act) of the Manager. The address and corporate parents of The Plaza Corporation are listed in Appendix A above.


Smith Graham & Co. Asset Managers, L.P. (Short-Term Bond Fund)

         The chart below sets forth the name and principal occupation of the principal executive officers of Smith Graham & Co. Asset Managers, L.P. ("Smith Graham"). The address for each person is 6900 Texas Commerce Tower, 600 Travis Street, Houston, Texas 77002-3007.

--------------------------------------------------------------------------------------------------------------------------
Name                                     Position with Smith Graham              Principal Occupation
--------------------------------------------------------------------------------------------------------------------------
Gerald B. Smith                          Chairman & Chief Executive              Chairman & Chief Executive
                                         Officer                                 Officer, Smith Graham &
                                                                                 Company
--------------------------------------------------------------------------------------------------------------------------
Ladell Graham                            President & Chief Investment            Chairman & Chief
                                         Officer                                 Investment Officer, Smith
                                                                                 Graham & Company
--------------------------------------------------------------------------------------------------------------------------

         Smith Graham received subadvisory fees totaling $80,698 for advisory services provided to the Short-Term Bond Fund in 1996.

         Smith Graham is organized as a limited partnership and is owned by Smith, Graham & Company, 6900 Texas Commerce Tower, 600 Travis Street, Houston, Texas 77002, the only general partner, and Robeco Texas, Coolsingel 120, Postbus 973, N.L. 3000 AZ, Rotterdam, The Netherlands, the only limited partner. The principal shareholders of Smith, Graham & Company are Gerald B. Smith and Ladell Graham, whose address is listed above. Robeco Texas is a wholly-owned subsidiary of the Robeco Group, Coolsingel 120, NL 3011 AG, Rotterdam, The Netherlands, which is a Netherlands corporation.

                                   APPENDIX C

              CONDITIONS PROPOSED BY AOF AND THE MANAGER TO THE SEC
                AS PART OF THEIR APPLICATION FOR EXEMPTIVE RELIEF

         As described in Proposal 2, AOF and the Manager have applied to the SEC for an order exempting them from certain provisions of the 1940 Act in order to permit AOF to use the authority discussed in Proposal 2. As part of that application, AOF and the Manager have agreed to the following conditions:

         1. Before any Fund may rely on the Order requested in [the] Application, the operation of the Fund in the manner described in the Application will be approved by a majority vote of persons having voting rights in respect of the Fund, as defined in the 1940 Act, or, in the case of a new Fund whose prospectus contains the disclosure contemplated by condition 2 below, by the sole initial shareholder(s) before offering shares of such Fund to the public.

         2. Any Fund relying on the requested relief will disclose in its prospectus the existence, substance, and effect of any Order granted pursuant to the Application.

         3. The Manager will provide management and administrative services to AOF and, subject to the review and approval by AOF's Board of Directors, will:
(i) set each Fund's overall investment strategies; (ii) evaluate, select, and recommend subadvisers to manage all or part of a Funds's assets; (iii) allocate and, when appropriate, reallocate each Fund's assets among subadvisers; (iv) monitor and evaluate subadviser performance; and (vi) oversee subadviser compliance with the applicable Fund's investment objective, policies and restrictions.

         4. A majority of the AOF Board of Directors will be persons who are not "interested persons" (as defined in section 2(a)(19) of the 1940 Act) of AOF ("Independent Directors"), except that if this condition is not met by reason of the death, disqualification, or bona fide resignation of any director or directors, then the operation of this condition shall be suspended: (a) for a period of 45 days if the vacancy or vacancies may be filled by the remaining directors; (b) for a period of 60 days if a vote of persons having voting rights is required to fill the vacancy or vacancies; or (c) for such longer period as the Commission may prescribe by order upon application. In addition, the nomination of new or additional Independent Directors will be placed within the discretion of the then existing Independent Directors.

         5. AOF will not enter into a Subadvisory Agreement with any subadviser that is an "affiliated person" of the Fund (as defined in section 2(a)(3) of the Investment Company Act) ("Affiliated Subadviser") other than by reason of serving as subadviser to one or more Funds without such Subadvisory Agreement, including the compensation to be paid thereunder, being approved by the persons having voting rights with respect to the applicable Fund.

         6. No new Subadvisory Agreement, or modification of an existing Subadvisory Agreement, will increase the subadviser's fee beyond the maximum fee approved by persons having voting rights with respect to the applicable Fund, without such agreement, including the compensation to be paid thereunder, being approved by the persons having voting rights with respect to the applicable Fund.

         7. When a subadviser change is proposed for a Fund with an Affiliated Subadviser, the AOF Board of Directors, including a majority of the Independent Directors, will make a separate finding, reflected in the board minutes, that such change is in the best interests of the applicable Fund and persons having voting rights with respect to that Fund and that such change does not involve a conflict of interest from which the Manager or the Affiliated Subadviser derives an inappropriate advantage.

         8. No director, trustee or officer of AOF or the Manager will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such director, trustee or officer) any interest in a subadviser except for ownership of (i) interests in the Manager or any entity that controls, is controlled by, or is under common control with the Manager, or
(ii) less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or an entity that controls, is controlled by, or is under common control with a subadviser.

         9. Within 90 days of the hiring of any new subadviser or the implementation of any proposed material change in a Subadvisory Agreement, the Manager will furnish persons having voting rights with respect to the appropriate Fund with all information about the new subadviser or Subadvisory Agreement that would be included in a proxy statement. Such information will include any changes caused by the addition of a new subadviser or any proposed material change in a Subadvisory Agreement. To meet this condition, the Manager will provide persons having voting rights with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934.

                                   APPENDIX D

         The following proposed Management Agreement relates to Proposal 1.


                         INVESTMENT MANAGEMENT AGREEMENT


         Agreement, made this 23rd day of February, 1993 between American Odyssey Funds, Inc., a Maryland corporation (the "Series Fund"), and American Odyssey Funds Management, Inc., a New Jersey corporation (the "Manager") and amended effective May 1, 1997.

         WHEREAS, the Series Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Series Fund is currently divided into six separate series (each a "Fund"), each of which is established pursuant to a resolution of the Board of Directors of the Series Fund, and the Series Fund may in the future add additional Funds; and

         WHEREAS, the Series Fund desires to retain the Manager to render, or contract to obtain as hereinafter provided, investment advisory services to the Series Fund and also to avail itself of the facilities available to the Manager with respect to the administration of the Series Fund's day to day business affairs; and

         WHEREAS, the Manager is willing to render such investment advisory and administrative services;

         NOW, THEREFORE, the parties agree as follows:

         1. The Series Fund hereby appoints the Manager to act as manager of the Series Fund and administrator of its business affairs for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services described below for the compensation provided in paragraph 9. The Manager is authorized to enter into Subadvisory agreements for investment advisory services in connection with the management of each of the Funds of the Series Fund (the "Subadvisory agreements"), provided that no such contract shall be made until it has been approved by the Board of Directors of the Series Fund and, to the extent required by the 1940 Act, ratified by the shareholders of the Series Fund. The Series Fund shall be a party to each such agreement. Any such agreement may be entered into by the Manager on such terms and in such manner as may be permitted by the 1940 Act and the rules thereunder. The Manager will continue to have supervisory responsibility for all investment advisory services furnished pursuant to any such Subadvisory agreements. The Manager will review the performance of all Subadvisers, determine the allocation of assets among the Subadvisers, and make recommendations to the Board of Directors with respect to the retention and renewal of such Subadvisory agreements.

                  2. Subject to the supervision of the Board of Directors and, subject to paragraph 1 hereof, the Manager shall manage the operations of the Series Fund and each Fund thereof. More particularly:

                  (a) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation, By-Laws, Prospectus, and Statement of Additional Information of the Series Fund and with the instructions and directions of the Board of Directors of the Series Fund and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

                  (b) The Manager will monitor the performance of each of the Subadvisers and will be generally responsible for their activities. The Manager shall meet periodically with each Subadviser to review and agree upon its current investment strategies and programs in the light of anticipated cash flows. The Manager shall periodically provide the Board of Directors with evaluations of the performance of the Subadvisers and shall make recommendations concerning the renewal or termination of the Subadvisory contracts.

                  (c) For any Fund with more than one Subadviser, the Manager is authorized to determine the allocation of Fund assets among the Subadvisers.

                  (d) The Manager shall provide the Board of Directors of the Series Fund such periodic and special reports as the Board may reasonably request.

                  (e) The Manager shall be responsible for the financial and accounting records maintained by the Series Fund, other than those being maintained by the Series Fund's custodian or accounting services agent.

                  (f) The Manager shall provide, or cause to be provided, to the Series Fund's custodian on each business day all information relating to the transactions in the securities owned, purchased, or sold by each Fund.

                  (g) The Manager shall provide such staff assistance as the Board of Directors of the Series Fund shall reasonably request in connection with the conduct of meetings of the Board and otherwise.

                  (h) The investment management services of the Manager to the Series Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render investment advisory services to others.

         3. The Series Fund has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

                  (a) The Articles of Incorporation of the Series Fund, as filed with the Secretary of State of Maryland;

                  (b) The By-Laws of the Series Fund;

                  (c) Certified resolutions of the Board of Directors of the Series Fund authorizing the appointment of the Manager and approving the form of this Agreement;

                  (d) The Notification of Registration of the Series Fund under the 1940 Act on Form N-8A as filed with the Securities and Exchange Commission (the "Commission");

                  (e) The Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Commission relating to the Series Fund and shares of the Series Fund and all amendments thereto; and

                  (f) The Prospectus and Statement of Additional Information of the Series Fund as currently in effect and as amended or supplemented from time to time.

         4. The Manager shall authorize and permit any of its directors, officers, and employees who may be elected as members of the Board of Directors or officers of the Series Fund to serve in the capacities in which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any such directors, officers, or employees of the Manager.

         5. The Manager shall keep the Series Fund's books and records required to be maintained by it pursuant to paragraph 2 hereof. The Manager agrees that all records which it maintains for the Series Fund are the property of the Series Fund and it will surrender promptly to the Series Fund any such records upon the Series Fund's request, provided however that the Manager may retain a copy of such records. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act (or any successor provision) any such records as are required to be maintained by the Manager pursuant to paragraph 2 hereof.

         6. During the term of this Agreement, the Manager shall pay the following expenses:

                  (i) the salaries and expenses of all personnel of the Series Fund and the Manager except the fees and expenses of members of the Board of Directors who are not interested persons of the Series Fund, as that term is defined in the 1940 Act;

                  (ii) all expenses incurred by the Manager or by the Series Fund in connection with managing the ordinary course of the Series Fund's business, other than those stated below that will be paid by the Series Fund;

                  (iii) the costs and expenses payable pursuant to any Subadvisory agreements; and

                  (iv) expenses incurred in connection with meetings of the Board of Directors of the Series Fund, including such staff assistance as the Board shall reasonably request, but not including the fees and expenses of directors of the Series Fund who are not interested persons of the Series Fund, as that term is defined in the 1940 Act.

         7.       The Fund will pay the expenses described below:

                  (a) the fees and expenses incurred by the Series Fund in connection with the management of the investment and reinvestment of each Fund's assets;

                  (b) brokers' commissions and any issue or transfer taxes chargeable to the Series Fund in connection with its securities, options, and futures transactions;

                  (c) the fees and expenses of directors of the Series Fund who are not interested persons of the Series Fund, as that term is defined in the 1940 Act;

                  (d) the fees and expenses of the Series Fund's custodian(s) or accounting services agent(s) that relate to (i) the custodial function and the recordkeeping connected therewith, (ii) preparing and maintaining the general accounting records of the Series Fund (other than those relating to the shares and shareholder accounts of the Series Fund) and the providing of any such records to the Manager useful to the Manager in connection with the Manager's responsibility for the accounting records of the Series Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, and (iii) the pricing of the shares of the Series Fund, including the cost of any pricing service or services which may be retained pursuant to the authorization of the directors of the Series Fund;

                  (e) the charges and expenses of legal counsel and independent accountants for the Series Fund;

                  (f) all taxes and corporate fees payable by the Series Fund to federal, state, and other governmental agencies;

                  (g) the fees of any trade associations of which the Series Fund may be a member;

                  (h) the cost of fidelity, directors and officers, and errors and omissions insurance;

                  (i) the fees and expenses involved in registering and maintaining registration of the Series Fund and of its shares with the Commission, and qualifying its shares, to the extent required, under state securities laws, including the preparation and printing of the Series Fund's registration statements, prospectuses and statements of additional information for filing under federal and state securities laws;

                  (j) communications expenses with respect to investor services and expenses of preparing, printing, and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

                  (k) all expenses incurred in connection with the holding of shareholder meetings; and

                  (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Series Fund's business.

         8. In the event the expenses of the Series Fund for any fiscal year (including the fees payable to the Manager but excluding interest, taxes, brokerage commissions and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Series Fund's business) exceed the lowest applicable annual expense limitation established and enforced pursuant to the statute or regulations of any jurisdictions in which shares of the Series Fund are then qualified for offer and sale, the compensation due the Manager will be reduced by the amount of such excess, and, if such reduction exceeds the compensation payable to the Manager, the Manager will pay to the Series Fund the amount of such reduction which exceeds the amount of such compensation.

          9. For the services provided and the expenses assumed pursuant to this Agreement, the Series Fund will pay to the Manager as full compensation therefor a fee at the annual rate or rates of each Fund's average daily net assets set forth below. This fee will be computed daily and will be paid to the Manager monthly as of the first business day of the next succeeding calendar month. Any reduction in the fee payable and any payment by the Manager to the Fund pursuant to paragraph 8 shall be made monthly. Any such reductions or payments are subject to readjustment during the year.

                                     Annual rate as a
                                       percentage of          Annual rate as a
                                    average daily net           percentage of
                                        assets up to          average daily net
                                      and including            assets over
Fund                                   $100 million              $100 million
----                                -----------------         ---------------

American Odyssey                          0.60%                     0.55%
  Core Equity Fund

American Odyssey                          0.50%                     0.40%
   Short-Term Bond Fund

                                     * * * *

American Odyssey
  Emerging Opportunities
  Fund:                    -        annual rate of 0.75% as a percentage of
                                    average daily net assets allocated to Cowen
                                    & Co. up to and including $50 million; plus

                           - annual rate of 0.70% as a percentage of average daily net assets allocated to Cowen & Co. over $50 million and up to and including $100 million; plus

                           - annual rate of 0.65% as a percentage of average daily net assets allocated to Cowen & Co. over $100 million; plus

                           - annual rate of 0.65% as a percentage of average daily net assets allocated to Wilke/Thompson Capital Management, Inc. ("Wilke/Thompson") up to and including $100 million; plus

                           - annual rate of 0.55% as a percentage of average daily net assets allocated to Wilke/Thompson over $100 million.


American Odyssey
  International
  Equity Fund:            -        annual rate of 0.70% as a percentage of
                                    average daily net assets up to and including
                                    $50 million; plus


                           - annual rate of 0.65% as a percentage of average daily net assets over $50 million and up to and including $100 million; plus


                           - annual rate of 0.55% as a percentage of daily net assets over $100 million.

American Odyssey
  Long-Term
  Bond Fund:               -        annual rate of 0.50% as a percentage of
                                    average daily net assets up to and including
                                    $250 million; plus


                           - annual rate of 0.40% as a percentage of average daily net assets over $250 million.


American Odyssey
  Intermediate-
  Term Bond Fund           -        annual rate of 0.50% as a percentage of
                                    average daily net assets up to and including
                                    $100 million; plus


                           - annual rate of 0.45% as a percentage of average daily net assets over $100 million and up to and including $200 million; plus


                           - annual rate of 0.40% as a percentage of average daily net assets over $200 million.

         10. The Manager shall not be liable for any loss suffered by the Series Fund as the result of any negligent act or error of judgment of the Manager in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Series Fund shall indemnify the Manager and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Manager resulting from actions for which it is relieved of responsibility by this paragraph. The Manager shall indemnify the Series Fund and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund resulting from actions for which the Manager is not relieved of responsibility by this paragraph.

         11. The words "American Odyssey" and the design set forth in Appendix A hereto (the "Design") are service marks of the Manager. The Manager hereby grants to the Series Fund a license to use the words "American Odyssey" in the Series Fund's corporate name, "American Odyssey Funds, Inc.," and a license to use the words "American Odyssey" and the Design in connection with the Series Fund's operations as an investment company. This license is granted on a royalty-free basis. The Manager retains the right to use, or license the use of, the words "American Odyssey" and any derivative thereof, as well as the Design, in connection with any other business enterprise. If the holders of the outstanding voting securities of any Fund fail to approve this Agreement, or if at any time after such approval the Manager ceases to be investment manager of any Fund, the Manager shall have the absolute right to terminate the license herein granted forthwith upon written notice to the Series Fund. Upon termination of the license herein granted, the Series Fund shall immediately change its corporate name to one which does not include the words "American Odyssey" or any derivative thereof, and will discontinue all use by it of the words "American Odyssey," the Design or anything resembling the Design, in connection with its business. The terms of the license herein granted shall inure to the benefit of and be binding upon any successors or assigns of the Series Fund or the Manager.

         12. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Series Fund without the payment of any penalty, by the Board of Directors of the Series Fund or by vote of a majority of the Series Fund's outstanding voting securities (as defined in the 1940 Act), or by the Manager at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         13. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a director, officer, or employee of the Series Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association.

         14. Except as otherwise provided herein or authorized by the Board of Directors of the Series Fund from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Series Fund in any way or otherwise be deemed an agent of the Series Fund.

         15. During the term of this Agreement, the Series Fund agrees to furnish the Manager at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Series Fund or the public, which refer in any way to the Manager, prior to use thereof and not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Series Fund will continue to furnish to the Manager copies of any of the above mentioned materials which refer in any way to the Manager. Sales literature may be furnished to the Manager hereunder by first class mail, overnight delivery service, facsimile transmission equipment, or hand delivery. The Series Fund shall furnish or otherwise make available to the Manager such other information relating to the business affairs of the Series Fund as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

         16. This Agreement may be amended by mutual consent, but the consent of the Series Fund must be obtained in conformity with the requirements of the 1940 Act.

         17. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by certified or registered mail, return receipt requested and postage prepaid, (1) to American Odyssey Funds Management, Inc. at Two Tower Center, East Brunswick, NJ 08816,
Attention: Secretary; or (2) to American Odyssey Funds, Inc. at Two Tower Center, East Brunswick, NJ 08816, Attention: President.

         18. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

         19. This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                   AMERICAN ODYSSEY FUNDS, INC.



__________________________                    By:  _____________________________
Witness






                                                   AMERICAN ODYSSEY FUNDS
                                                   MANAGEMENT, INC.



__________________________                    By:  _____________________________
Witness

                                   APPENDIX E

         The following proposed Subadvisory Agreements relate to Proposal 1.


                        INVESTMENT SUBADVISORY AGREEMENT

                [Bracketed material appears in Cowen Agreement.]
            Underlined material appears in Wilke/Thompson Agreement.


         Agreement made as of this 1st day of May, 1997, between American Odyssey Funds, Inc., a Maryland corporation (the "Series Fund"), American Odyssey Funds Management, Inc., a New Jersey corporation (the "Manager"), and [Cowen & Co, a partnership, doing business as Cowen Asset Management] Wilke/Thompson Capital Management, Inc., a Minnesota corporation (the "Subadviser"). This Agreement supersedes the Investment Subadvisory Agreement among the parties dated February 23, 1993.

         WHEREAS, American Odyssey Funds Management, Inc. has entered into a management agreement (the "Management Agreement") with the Series Fund, a diversified open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which American Odyssey Funds Management, Inc. will act as Manager of the Series Fund.

         WHEREAS, the Series Fund is currently divided into six separate series or funds, each of which is established pursuant to a resolution of the Board of Directors of the Series Fund, and the Series Fund may in the future add additional Funds; and

         WHEREAS, the Manager has the responsibility of evaluating, recommending, supervising, and compensating investment advisers to each Fund and desires to retain the Subadviser to provide investment advisory services to the Odyssey Emerging Opportunities Fund (the "Fund") in connection with its management and the Subadviser is willing to render such investment advisory services.

         NOW, THEREFORE, the parties agree as follows:

         1. (a) The Subadviser shall manage the investment operations of the assets of the Fund allocated by the Manager to the Subadviser (such assets referred to as the "Allocated Assets"), including the purchase, retention and disposition of portfolio investments, in accordance with
         (A) the Fund's investment objectives, policies, and restrictions, as set forth in the Fund's Articles of Incorporation, Bylaws, Registration Statement, Prospectus and Statement of Additional Information (as the same may from time to time be amended or supplemented) (collectively, the "Investment Policies"), and (B) any investment procedures and policies adopted from time to time by the Series Fund's Board of Directors, including, but not limited to, procedures and policies designed to ensure compliance with Rules 10f-3 and 17e-1 under the 1940 Act, a code of ethics pursuant to Rule 17j-1 under the 1940 Act, and guidelines governing repurchase agreements, securities lending and valuation of illiquid securities, all as the same may be in effect from time to time (collectively, the "Procedures"); provided, however, that the Subadviser shall not be responsible for complying with any Investment Policies or Procedures, or any amendments thereto, that the Manager did not provide in writing to the Subadviser. Additionally, the Subadviser and the Manager agree to exercise their respective best efforts to cooperate with each other to identify all other laws, rules and regulations applicable to the Fund (including, to the extent not covered in clauses (A) and (B) of this paragraph, provisions and requirements of the 1940 Act, the Internal Revenue Code of 1986 and other applicable federal and state laws and regulations) ("Rules and Regulations"), and the Subadviser shall manage the investment operations of the Allocated Assets in accordance with any of such identified Rules and Regulations. The Subadviser's duties and responsibilities under this Agreement shall be further subject to the following understandings:

                           (i) The Subadviser shall meet periodically with the
                  Manager and shall agree upon the current investment strategy for the Allocated Assets in the light of anticipated cash flows.

                           (ii) The Subadviser shall provide supervision of the
                  Allocated Asset's investments and determine from time to time what securities, options, futures contracts, and other investments included in the Allocated Assets will be purchased, retained, sold, or loaned by the Fund, and what portion of the Allocated Assets will be invested or held uninvested as cash.

                           (iii) In the performance of its duties and
                  obligations under this Agreement, the Subadviser shall act in conformity with any written instructions and directions of the Manager and of the Board of Directors of the Series Fund.

                           (iv) The Subadviser shall determine each day the
                  securities, options, futures contracts, and other investments to be purchased or sold as part of the Allocated Assets, and the Subadviser will place orders with or through such persons, brokers, dealers, or futures commission merchants (including but not limited to persons affiliated with the Manager) to carry out the Fund's Investment Policies and Procedures with respect to brokerage. In providing the Fund with investment advice and management, the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers and futures commission merchants, and the brokerage and research services they provide to the Subadviser or the Fund. The parties agree that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis that certain brokers or futures commission merchants are able to provide and that such brokers and futures commission merchants may occasionally execute brokerage transactions at a higher cost to the Fund than would result if orders to execute such transactions had been placed with other brokers on the sole basis of ability to obtain the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities, options, futures contracts, and other investments for the Fund with such brokers or futures commission merchants, subject to review by the Manager and the Series Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. The Series Fund acknowledges that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

                           When the Subadviser deems the purchase or sale of a
                  security, option, futures contract, or other investment to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, options, futures contracts, or other investments to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution and to allocate the shares purchased or sold among the Series Fund and the Subadviser's other clients on a fair and nondiscriminatory basis, in a manner consistent with the Subadviser's fiduciary obligations to the Fund and to such other clients.

                           (v) The Subadviser shall maintain all books and
                  records with respect to the portfolio transactions of the Allocated Assets required by subparagraphs (b)(5), (6), (7),
                  (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and by Rule 17e-1(c)(2) under the 1940 Act (or successor provisions) and shall render to the Series Fund such periodic and special reports as its Board of Directors or the Manager may reasonably request.

                           (vi) The Subadviser shall provide the Series Fund's
                  custodian on each business day with information relating to all transactions concerning the Allocated Assets and shall provide the Manager with such information upon request of the Manager.

                           (vii) The investment management services provided by
                  the Subadviser hereunder are not exclusive, and the Subadviser shall be free to render similar services to others; provided, however, that the Subadviser agrees that neither it nor any of its affiliated persons (as defined in the 1940 Act) shall serve or accept retention as investment adviser, investment manager, or similar service provider during the term of this Agreement and, if this Agreement is terminated by the Subadviser, for the period of one year after the termination of this Agreement, with or for the benefit of any investment company registered under the 1940 Act that seeks as a primary purchaser of its shares, either by direct purchase of its shares or by indirect purchase of its shares through sales of variable contracts, persons who are eligible to participate in an investment advisory asset allocation program similar in nature to that offered by the Manager's affiliated company, Copeland Financial Services, Inc., it being understood and agreed that an investment company with asset allocation as its own investment objective (commonly called a balanced fund) shall not be subject to the foregoing restriction.

         (b) Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of its directors, officers, or employees.

         (c) The Subadviser shall keep the books and records with respect to the Allocated Assets required to be maintained by the Subadviser pursuant to paragraph 1(a)(v) hereof and shall timely furnish to the Manager or the Series Fund's custodian all information relating to the Subadviser's services hereunder needed to keep the other books and records of the Fund required by Rules 17e-1(c)(2) and 31a-1 under the 1940 Act (or successor provisions). The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided however that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rules 17e-1(c)(2) and 31a-2 under the 1940 Act (or successor provisions) any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

         (d) The Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), and other applicable state and federal laws and regulations.

         (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and
         (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

         (f) The Subadviser agrees to provide upon reasonable request of the Manager or the Series Fund, information regarding the Subadviser, including but not limited to background information about the Subadviser and its personnel and performance data, for use in connection with efforts to promote the Series Fund and the sale of its shares.

         2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

         3. The Manager shall compensate the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of [0.50% of the average daily Net Allocated Assets up to and including $50 million, plus a fee at an annual rate of 0.45% of the average daily Net Allocated Assets over $50 million and up to and including $100 million, plus a fee at an annual rate of 0.40% of the average daily Net Allocated Assets over $100 million. ] 0.40% of the average daily Net Allocated Assets up to and including $100 million, plus a fee at an annual rate of 0.30% of the average daily Net Allocated Assets over $100 million. The term "Net Allocated Assets" means the Allocated Assets less related liabilities as determined by the Manager or its designee. This fee will be computed daily and paid monthly.

         4. The Subadviser shall not be liable for any loss suffered by the Series Fund or the Manager as a result of any negligent act or error of judgment of the Subadviser in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement. The Series Fund shall indemnify the Subadviser and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Subadviser resulting from actions from which it is relieved of responsibility by this paragraph. The Subadviser shall indemnify the Series Fund and the Manager and hold them harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund and the Manager resulting from actions from which the Subadviser is not relieved of responsibility by this paragraph.

         5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Series Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

         6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association, except as described in Paragraph 1(a)(vii) above.

         7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first class mail, overnight delivery service, facsimile transmission equipment, or hand delivery.

         8. This Agreement may be amended by mutual consent, but the consent of the Series Fund must be obtained in conformity with the requirements of the 1940 Act.

         9. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by certified or registered mail, return receipt requested and postage prepaid, (1) to the American Odyssey Funds, Inc. at Two Tower Center, East Brunswick, NJ 08816,
Attention: President; (2) to American Odyssey Funds Management, Inc. at Two Tower Center, East Brunswick, NJ 08816, Attention: Secretary; or (3) to [Cowen & Co. at Financial Square, New York, New York 10005,] Wilke/Thompson Capital Management, Inc. at 3800 Norwest Center, 90 South 7th Street, Minneapolis, Minnesota 55402, Attention: President.

         10. This Agreement shall be governed by the laws of the State of New Jersey.

         11. This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.



                                                    AMERICAN ODYSSEY FUNDS, INC.



___________________________                     By: ____________________________
Witness




                                                    AMERICAN ODYSSEY FUNDS
                                                    MANAGEMENT, INC.



___________________________                     By: ____________________________
Witness




                                                             [COWEN & CO.]
                                                    WILKE/THOMPSON CAPITAL
                                                    MANAGEMENT, INC.



___________________________                     By: ____________________________
Witness

                                   APPENDIX F

         The following proposed Management Agreement relates to Proposal 2.


                         INVESTMENT MANAGEMENT AGREEMENT


         Agreement, made this ___ day of _____, 1997 between American Odyssey Funds, Inc., a Maryland corporation (the "Series Fund"), and American Odyssey Funds Management, Inc., a New Jersey corporation (the "Manager").

         WHEREAS, the Series Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Series Fund is currently divided into six separate series (each a "Fund"), each of which is established pursuant to a resolution of the Board of Directors of the Series Fund, and the Series Fund may in the future add additional Funds; and

         WHEREAS, the Series Fund desires to retain the Manager to render, or contract to obtain as hereinafter provided, investment advisory services to the Series Fund and also to avail itself of the facilities available to the Manager with respect to the administration of the Series Fund's day to day business affairs; and

         WHEREAS, the Manager is willing to render such investment advisory and administrative services;

         NOW, THEREFORE, the parties agree as follows:

         1. The Series Fund hereby appoints the Manager to act as manager of the Series Fund and administrator of its business affairs for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services described below for the compensation provided in paragraph 9. The Manager is authorized to enter into Subadvisory agreements for investment advisory services in connection with the management of each of the Funds of the Series Fund (the "Subadvisory agreements"), provided that no such contract shall be made until it has been approved by the Board of Directors of the Series Fund. The Series Fund shall be a party to each such agreement. Any such agreement may be entered into by the Manager on such terms and in such manner as may be permitted by paragraph 9(b) and by the 1940 Act and the rules thereunder (subject to any applicable exemptions). The Manager will continue to have supervisory responsibility for all investment advisory services furnished pursuant to any such Subadvisory agreements. The Manager will review the performance of all Subadvisers, determine the allocation of assets among the Subadvisers, and make recommendations to the Board of Directors with respect to the retention and renewal of such Subadvisory agreements.

                  2. Subject to the supervision of the Board of Directors and, subject to paragraph 1 hereof, the Manager shall manage the operations of the Series Fund and each Fund thereof. More particularly:

                  (a) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation, By-Laws, Prospectus, and Statement of Additional Information of the Series Fund and with the instructions and directions of the Board of Directors of the Series Fund and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

                  (b) The Manager will monitor the performance of each of the Subadvisers and will be generally responsible for their activities. The Manager shall meet periodically with each Subadviser to review and agree upon its current investment strategies and programs in the light of anticipated cash flows. The Manager shall periodically provide the Board of Directors with evaluations of the performance of the Subadvisers and shall make recommendations concerning the renewal or termination of the Subadvisory contracts.

                  (c) For any Fund with more than one Subadviser, the Manager is authorized to determine the allocation of Fund assets among the Subadvisers.

                  (d) The Manager shall provide the Board of Directors of the Series Fund such periodic and special reports as the Board may reasonably request.

                  (e) The Manager shall be responsible for the financial and accounting records maintained by the Series Fund, other than those being maintained by the Series Fund's custodian or accounting services agent.

                  (f) The Manager shall provide, or cause to be provided, to the Series Fund's custodian on each business day all information relating to the transactions in the securities owned, purchased, or sold by each Fund.

                  (g) The Manager shall provide such staff assistance as the Board of Directors of the Series Fund shall reasonably request in connection with the conduct of meetings of the Board and otherwise.

                  (h) The investment management services of the Manager to the Series Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render investment advisory services to others.

         3. The Series Fund has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

                  (a) The Articles of Incorporation of the Series Fund, as filed with the Secretary of State of Maryland;

                  (b) The By-Laws of the Series Fund;

                  (c) Certified resolutions of the Board of Directors of the Series Fund authorizing the appointment of the Manager and approving the form of this Agreement;

                  (d) The Notification of Registration of the Series Fund under the 1940 Act on Form N-8A as filed with the Securities and Exchange Commission (the "Commission");

                  (e) The Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Commission relating to the Series Fund and shares of the Series Fund and all amendments thereto; and

                  (f) The Prospectus and Statement of Additional Information of the Series Fund as currently in effect and as amended or supplemented from time to time.

         4. The Manager shall authorize and permit any of its directors, officers, and employees who may be elected as members of the Board of Directors or officers of the Series Fund to serve in the capacities in which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any such directors, officers, or employees of the Manager.

         5. The Manager shall keep the Series Fund's books and records required to be maintained by it pursuant to paragraph 2 hereof. The Manager agrees that all records which it maintains for the Series Fund are the property of the Series Fund and it will surrender promptly to the Series Fund any such records upon the Series Fund's request, provided however that the Manager may retain a copy of such records. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act (or any successor provision) any such records as are required to be maintained by the Manager pursuant to paragraph 2 hereof.

         6. During the term of this Agreement, the Manager shall pay the following expenses:

                  (i) the salaries and expenses of all personnel of the Series Fund and the Manager except the fees and expenses of members of the Board of Directors who are not interested persons of the Series Fund, as that term is defined in the 1940 Act;

                  (ii) all expenses incurred by the Manager or by the Series Fund in connection with managing the ordinary course of the Series Fund's business, other than those stated below that will be paid by the Series Fund; and

                  (iii) expenses incurred in connection with meetings of the Board of Directors of the Series Fund, including such staff assistance as the Board shall reasonably request, but not including the fees and expenses of directors of the Series Fund who are not interested persons of the Series Fund, as that term is defined in the 1940 Act.

         7.       The Series Fund will pay the expenses described below:

                  (a) the fees and expenses incurred by the Series Fund in connection with the management of the investment and reinvestment of each Fund's assets, including the fees described in paragraph 9;

                  (b) brokers' commissions and any issue or transfer taxes chargeable to the Series Fund in connection with its securities, options, and futures transactions;

                  (c) the fees and expenses of directors of the Series Fund who are not interested persons of the Series Fund, as that term is defined in the 1940 Act;

                  (d) the fees and expenses of the Series Fund's custodian(s) or accounting services agent(s) that relate to (i) the custodial function and the recordkeeping connected therewith, (ii) preparing and maintaining the general accounting records of the Series Fund (other than those relating to the shares and shareholder accounts of the Series Fund) and the providing of any such records to the Manager useful to the Manager in connection with the Manager's responsibility for the accounting records of the Series Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, and (iii) the pricing of the shares of the Series Fund, including the cost of any pricing service or services which may be retained pursuant to the authorization of the directors of the Series Fund;

                  (e) the charges and expenses of legal counsel and independent accountants for the Series Fund;

                  (f) all taxes and corporate fees payable by the Series Fund to federal, state, and other governmental agencies;

                  (g) the fees of any trade associations of which the Series Fund may be a member;

                  (h) the cost of fidelity, directors and officers, and errors and omissions insurance;

                  (i) the fees and expenses involved in registering and maintaining registration of the Series Fund and of its shares with the Commission, and qualifying its shares, to the extent required, under state securities laws, including the preparation and printing of the Series Fund's registration statements, prospectuses and statements of additional information for filing under federal and state securities laws;

                  (j) communications expenses with respect to investor services and expenses of preparing, printing, and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

                  (k) all expenses incurred in connection with the holding of shareholder meetings; and

                  (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Series Fund's business.

         8. In the event the expenses of the Series Fund for any fiscal year (including the fees payable to the Manager but excluding interest, taxes, brokerage commissions and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Series Fund's business) exceed the lowest applicable annual expense limitation established and enforced pursuant to the statute or regulations of any jurisdictions in which shares of the Series Fund are then qualified for offer and sale, the compensation due the Manager will be reduced by the amount of such excess, and, if such reduction exceeds the compensation payable to the Manager, the Manager will pay to the Series Fund the amount of such reduction which exceeds the amount of such compensation.

         9. (a) For the services provided and the expenses assumed pursuant to this Agreement, the Series Fund shall pay to the Manager as full compensation therefor a fee at an annual rate of 0.25% of each Fund's average daily net assets. The fee shall be computed daily and shall be paid to the Manager monthly as of the first business day of the next succeeding calendar month. Any reduction in the fee payable and any payment by the Manager to the Fund pursuant to paragraph 8 shall be made monthly. Any such reductions or payments are subject to readjustment during the year. The Series Fund shall pay the fee described in this subparagraph (a) in addition to the subadvisory fees the Series Fund pays pursuant to subparagraph (b).

                  (b) The Series Fund shall pay to each subadviser the fee set forth in the respective subadvisory agreement, which shall specify a fee rate or rates based upon the average daily net assets allocated to that subadviser; provided, however, that the annual fee rate for a subadviser shall not exceed the maximum annual fee rates specified below:

                                                         Maximum annual subadviser
                                                        fee rate as a percentage of
                                                          average daily net assets
                                                        allocated to the subadviser

Fund

American Odyssey Core Equity Fund                                  0.45%

American Odyssey Emerging                                          0.60%
Opportunities Fund

American Odyssey Short-Term Bond                                   0.35%
Fund

American Odyssey International                                     0.55%
Equity Fund

American Odyssey Long-Term Bond                                    0.35%
Fund

American Odyssey Intermediate-                                     0.35%
Term Bond Fund


         10. The Manager shall not be liable for any loss suffered by the Series Fund as the result of any negligent act or error of judgment of the Manager in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Series Fund shall indemnify the Manager and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Manager resulting from actions for which it is relieved of responsibility by this paragraph. The Manager shall indemnify the Series Fund and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund resulting from actions for which the Manager is not relieved of responsibility by this paragraph.

         11. The words "American Odyssey" and the design set forth in Appendix A hereto (the "Design") are service marks of the Manager. The Manager hereby grants to the Series Fund a license to use the words "American Odyssey" in the Series Fund's corporate name, "American Odyssey Funds, Inc.," and a license to use the words "American Odyssey" and the Design in connection with the Series Fund's operations as an investment company. This license is granted on a royalty-free basis. The Manager retains the right to use, or license the use of, the words "American Odyssey" and any derivative thereof, as well as the Design, in connection with any other business enterprise. If the holders of the outstanding voting securities of any Fund fail to approve this Agreement, or if at any time after such approval the Manager ceases to be investment manager of any Fund, the Manager shall have the absolute right to terminate the license herein granted forthwith upon written notice to the Series Fund. Upon termination of the license herein granted, the Series Fund shall immediately change its corporate name to one which does not include the words "American Odyssey" or any derivative thereof, and will discontinue all use by it of the words "American Odyssey," the Design or anything resembling the Design, in connection with its business. The terms of the license herein granted shall inure to the benefit of and be binding upon any successors or assigns of the Series Fund or the Manager.

         12. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Series Fund without the payment of any penalty, by the Board of Directors of the Series Fund or by vote of a majority of the Series Fund's outstanding voting securities (as defined in the 1940 Act), or by the Manager at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         13. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a director, officer, or employee of the Series Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association.

         14. Except as otherwise provided herein or authorized by the Board of Directors of the Series Fund from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Series Fund in any way or otherwise be deemed an agent of the Series Fund.

         15. During the term of this Agreement, the Series Fund agrees to furnish the Manager at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Series Fund or the public, which refer in any way to the Manager, prior to use thereof and not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Series Fund will continue to furnish to the Manager copies of any of the above mentioned materials which refer in any way to the Manager. Sales literature may be furnished to the Manager hereunder by first class mail, overnight delivery service, facsimile transmission equipment, or hand delivery. The Series Fund shall furnish or otherwise make available to the Manager such other information relating to the business affairs of the Series Fund as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

         16. This Agreement may be amended by mutual consent, but the consent of the Series Fund must be obtained in conformity with the requirements of the 1940 Act.

         17. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by certified or registered mail, return receipt requested and postage prepaid, (1) to American Odyssey Funds Management, Inc. at Two Tower Center, East Brunswick, NJ 08816,
Attention: Secretary; or (2) to American Odyssey Funds, Inc. at Two Tower Center, East Brunswick, NJ 08816, Attention: President.

         18. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

         19. This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.



                                                   AMERICAN ODYSSEY FUNDS, INC.



__________________________                    By:  _____________________________
Witness






                                                   AMERICAN ODYSSEY FUNDS
                                                          MANAGEMENT, INC.



__________________________                    By:  _____________________________
Witness

                                   APPENDIX G

         The following proposed Subadvisory Agreements relate to Proposal 2. Identifying information specific to each subadviser has been omitted.


                        INVESTMENT SUBADVISORY AGREEMENT


         Agreement made as of this ____ day of _______, 199_, among American Odyssey Funds, Inc., a Maryland corporation (the "Series Fund"), American Odyssey Funds Management, Inc., a New Jersey corporation (the "Manager"), and _______________, a _________ corporation (the "Subadviser"). This Agreement supersedes the Investment Subadvisory Agreement among the parties dated February 23, 1993.

         WHEREAS, American Odyssey Funds Management, Inc. has entered into a management agreement (the "Management Agreement") with the Series Fund, a diversified open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which American Odyssey Funds Management, Inc. will act as Manager of the Series Fund.

         WHEREAS, the Series Fund is currently divided into six separate series or Funds, each of which is established pursuant to a resolution of the Board of Directors of the Series Fund, and the Series Fund may in the future add additional Funds; and

         WHEREAS, the Manager has the responsibility of evaluating, recommending, and supervising investment advisers to each Fund and, in connection therewith, desires to retain the Subadviser to provide investment advisory services to the ____________________ Fund (the "Fund"), the Series Fund has the responsibility of compensating the investment advisers to each Fund and desires to retain the Subadviser to provide investment advisory services to the Fund, and the Subadviser is willing to render such investment advisory services.

         NOW, THEREFORE, the parties agree as follows:

         1. (a) Subject to the supervision of the Manager and of the Board of Directors of the Series Fund, the Subadviser shall manage the investment operations of the assets of the Fund allocated by the Manager to the Subadviser (such assets referred to as the "Allocated Assets"), including the purchase, retention and disposition of portfolio investments, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus") and subject to the following understandings:

                           (i) The Subadviser shall consult periodically with
                  the Manager and they shall agree upon the current investment strategy for the Allocated Assets in the light of anticipated cash flows.

                           (ii) The Subadviser shall provide supervision of the
                  Allocated Asset's investments and determine from time to time what securities, options, futures contracts, and other investments included in the Allocated Assets will be purchased, retained, sold, or loaned by the Fund, and what portion of the Allocated Assets will be invested or held uninvested as cash.

                           (iii) In the performance of its duties and
                  obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws, and Prospectus of the Series Fund and with the instructions and directions of the Manager and of the Board of Directors of the Series Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations.

                           (iv) The Subadviser will place orders for the
                  securities, options, futures contracts, and other investments to be purchased or sold as part of the Allocated Assets with or through such persons, brokers, dealers, or futures commission merchants (including but not limited to persons affiliated with the Manager) as the Subadviser may select in order to carry out the policy with respect to brokerage set forth in the Series Fund's Registration Statement and Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment advice and management, the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers and futures commission merchants, and the brokerage and research services they provide to the Subadviser or the Fund. The parties agree that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis that certain brokers or futures commission merchants are able to provide. The parties further agree that brokers and futures commission merchants that provide such research and analysis may execute brokerage transactions at a higher cost to the Fund than would result if orders to execute such transactions had been placed with other brokers on the sole basis of ability to obtain the most favorable price and efficient execution. Therefore, notwithstanding the second sentence of this paragraph 1(a)(iv), the Subadviser is authorized to place orders for the purchase and sale of securities, options, futures contracts, and other investments for the Fund with brokers or futures commission merchants who provide the Subadviser with such research and analysis, subject to review by the Manager and the Series Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. The Series Fund and the Manager acknowledge that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

                           When the Subadviser deems the purchase or sale of a
                  security, option, futures contract, or other investment to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, options, futures contracts, or other investments to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution and to allocate the shares purchased or sold among the Series Fund and the Subadviser's other clients on a fair and nondiscriminatory basis, in a manner consistent with the Subadviser's fiduciary obligations to the Fund and to such other clients.

                           (v) The Subadviser shall maintain all books and
                  records with respect to the portfolio transactions of the Allocated Assets required by subparagraphs (b)(5), (6), (7),
                  (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and by Rule 17e-1(c)(2) under the 1940 Act and shall render to the Series Fund such periodic and special reports as its Board of Directors or the Manager may reasonably request.

                           (vi) The Subadviser shall provide the Series Fund's
                  custodian on each business day with information relating to all transactions concerning the Allocated Assets and shall provide the Manager with such information upon request of the Manager.

                           (vii) The investment management services provided by
                  the Subadviser hereunder are not exclusive, and the Subadviser shall be free to render similar services to others; [provided, however, that the Subadviser agrees that it shall not serve or accept retention as investment adviser, investment manager, or similar service provider during the term of this Agreement and, if this Agreement is terminated by the Subadviser, for the period of one year after the termination of this Agreement, with or for the benefit of any investment company registered under the 1940 Act that seeks as a primary purchaser of its shares, directly or indirectly through sales of variable contracts, persons who are eligible to participate in an investment advisory asset allocation program similar in nature to that offered by the Manager's affiliated company, Copeland Financial Services, Inc., it being understood and agreed that the foregoing restriction shall not apply to any services provided to the Financial Services Department, or any other unit, of The Travelers Insurance Company, it being further understood and agreed that an investment company with asset allocation as its own investment objective (commonly called a balanced fund) shall not be subject to the foregoing restriction.] [The bracketed language does not apply to the Cowen and Western agreements.]

         (b) Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any directors, officers, or employees of the Subadviser or its affiliates.

         (c) The Subadviser shall keep the books and records with respect to the Allocated Assets required to be maintained by the Subadviser pursuant to paragraph 1(a)(v) hereof and shall timely furnish to the Manager or the Series Fund's custodian all information relating to the Subadviser's services hereunder needed to keep the other books and records of the Fund required by Rules 17e-1(c)(2) and 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided however that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rules 17e-1(c)(2) and 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a)(v) hereof.

         (d) The Subadviser agrees to maintain procedures adequate to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), and other applicable state and federal laws and regulations.

         (e) The Subadviser shall furnish to the Manager, upon the Manager's reasonable request, copies of all records prepared in connection with
         (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof.

         (f) The Subadviser agrees to provide upon reasonable request of the Manager or the Series Fund, information regarding the Subadviser, including but not limited to background information about the Subadviser and its personnel and performance data, for use in connection with efforts to promote the Series Fund and the sale of its shares.

         2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

         3. [For BIAM: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.45% of the average daily Net Allocated Assets up to and including $50 million, plus a fee at an annual rate of 0.40% of the average daily Net Allocated Assets over $50 million and up to and including $100 million, plus a fee at an annual rate of 0.30% of the average daily Net Allocated Assets over $100 million. The term "Net Allocated Assets" means the Allocated Assets less related liabilities as determined by the Manager or its designee. This fee will be computed daily and paid monthly.]

            [For Wilke Thompson: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.40% of the average daily Net Allocated Assets up to and including $100 million, plus a fee at an annual rate of 0.30% of the average daily Net Allocated Assets over $100 million. The term "Net Allocated Assets" means the Allocated Assets less related liabilities as determined by the Manager or its designee. This fee will be computed daily and paid monthly.]

                  [For Cowen: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.50% of the average daily Net Allocated Assets up to and including $50 million, plus a fee at an annual rate of 0.45% of the average daily Net Allocated Assets over $50 million and up to and including $100 million, plus a fee at an annual rate of 0.40% of the average daily Net Allocated Assets over $100 million. The term "Net Allocated Assets" means the Allocated Assets less related liabilities as determined by the Manager or its designee. This fee will be computed daily and paid monthly.]

                  [For Equinox: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.35% of the average daily Net Allocated Assets up to and including $100 million, plus a fee at an annual rate of 30% of the average daily Net Allocated Assets over $100 million. The term "Net Allocated Assets" means the Allocated Assets less related liabilities as determined by the Manager or its designee. This fee will be computed daily and paid monthly.]

                  [For Western: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.25% of the average daily Net Allocated Assets up to and including $250 million, plus a fee at an annual rate of 15% of the average daily Net Allocated Assets over $250 million. The term "Net Allocated Assets" means the Allocated Assets less related liabilities as determined by the Manager or its designee. This fee will be computed daily and paid monthly.]

                  [For TAMIC: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.25% of the average daily Net Allocated Assets up to and including $100 million, plus a fee at an annual rate of 0.20% of the average daily Net Allocated Assets over $100 million and up to and including $200 million, plus a fee at an annual rate of 0.15% of the average daily Net Allocated Assets over $200 million. The term "Net Allocated Assets" means the Allocated Assets less related liabilities as determined by the Manager or its designee. This fee will be computed daily and paid monthly.]

                  [For Smith Graham: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.25% of the average daily Net Allocated Assets up to and including $100 million, plus a fee at an annual rate of 0.15% of the average daily Net Allocated Assets over $100 million. The term "Net Allocated Assets" means the Allocated Assets less related liabilities as determined by the Manager or its designee. This fee will be computed daily and paid monthly.]

         4. The Subadviser shall not be liable for any loss suffered by the Series Fund or the Manager as a result of any negligent act or error of judgment of the Subadviser in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement. The Series Fund shall indemnify the Subadviser and hold it harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Subadviser resulting from actions from which it is relieved of responsibility by this paragraph. The Subadviser shall indemnify the Series Fund and the Manager and hold them harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund and the Manager resulting from actions from which the Subadviser is not relieved of responsibility by this paragraph.

         5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Series Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

         6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association, except as described in Paragraph 1(a)(vii) above.

         7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Such materials may be furnished to the Subadviser hereunder by first class mail, overnight delivery service, facsimile transmission equipment, or hand delivery.

         8. This Agreement may be amended by mutual consent, but the consent of the Series Fund must be obtained in conformity with the requirements of the 1940 Act.

         9. Except as otherwise specifically provided in this Agreement, any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by certified or registered mail, return receipt requested and postage prepaid, (1) to the American Odyssey Funds, Inc. at Two Tower Center, East Brunswick, NJ 08816, Attention: President;
(2) to American Odyssey Funds Management, Inc. at Two Tower Center, East Brunswick, NJ 08816, Attention: Secretary; or (3) to ____________________________, Attention: President.

         10. This Agreement shall be governed by the laws of the State of New Jersey.

         11. This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.




                                                   AMERICAN ODYSSEY FUNDS, INC.



__________________________                    By:  _____________________________
Witness






                                                   AMERICAN ODYSSEY FUNDS
                                                          MANAGEMENT, INC.



__________________________                    By:  _____________________________
Witness




                                                              [SUBADVISER]




__________________________                    By:  _____________________________
Witness

                  AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND
                                   PROXY CARD

                     THIS PROXY CARD SOLICITED ON BEHALF OF
             THE BOARD OF DIRECTORS OF AMERICAN ODYSSEY FUNDS, INC.

                 Special Meeting of Persons Having Voting Rights
                                 April 23, 1997


John Doe                      YOUR VOTE IS IMPORTANT.
123 Main Street               PLEASE READ CAREFULLY, SPECIFY YOUR CHOICES, SIGN,
New York, N.Y.  10001-1234    DATE, AND MAIL THIS AND ALL OTHER PROXY CARDS YOU
                              HAVE RECEIVED AS SOON AS POSSIBLE.


To persons having voting rights with respect to American Odyssey Emerging Opportunities Fund:

         The Board of Directors of American Odyssey Funds, Inc. ("AOF") solicits your proxy and recommends votes "FOR" the following items. AOF will vote the appropriate number of shares pursuant to the instructions given.

         IF NO CHOICE IS MADE AS TO ANY ITEM, THE OFFICERS OF AOF WILL VOTE "FOR". WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, THE OFFICERS OF AOF WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

         You have received a separate proxy card for each AOF Fund in which you have voting rights. This card provides voting instructions with respect to your interest in the Emerging Opportunities Fund only.

         The officers of AOF -- for the purpose of voting on the items in the agenda set forth in the Notice of Special Meeting of Persons Having Voting Rights with Respect to American Odyssey Funds, Inc., at such special meeting to be held on April 23, 1997, at 10 A.M. at the offices of The Copeland Companies, Two Tower Center, East Brunswick, New Jersey -- are hereby instructed to vote the shares of the Emerging Opportunities Fund for the following purposes:


                                                                      FOR              AGAINST            ABSTAIN
Proposal 1:  To approve certain advisory and subadvisory
agreements to add Cowen Asset Management as a second
subadviser for the Emerging Opportunities Fund.                      _____              _____              _____

Proposal 2:  To approve an arrangement, a new investment
advisory agreement, and revised investment subadvisory
agreements that would permit AOF to enter into new
subadvisory agreements or to amend the terms of existing
subadvisory agreements without the approval of persons               _____              _____              _____
having voting rights.

IF NO CONTRARY SPECIFICATIONS ARE MADE, THIS PROXY CARD WILL BE VOTED "FOR" EACH ITEM. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THESE INSTRUCTIONS AND VOTE IN PERSON.

                                        PLEASE MARK ALL
                                        CHOICES LIKE THIS:   X


SIGNATURE(S)      __________________________________  DATE _______________ 1997

                  __________________________________  DATE _______________ 1997

(Please sign exactly as your name appears at the top of this proxy card)

                   AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND
                                   PROXY CARD

                     THIS PROXY CARD SOLICITED ON BEHALF OF
             THE BOARD OF DIRECTORS OF AMERICAN ODYSSEY FUNDS, INC.

                 Special Meeting of Persons Having Voting Rights
                                 April 23, 1997


John Doe                      YOUR VOTE IS IMPORTANT.
123 Main Street               PLEASE READ CAREFULLY, SPECIFY YOUR CHOICES, SIGN,
New York, N.Y.  10001-1234    DATE, AND MAIL THIS AND ALL OTHER PROXY CARDS YOU
                              HAVE RECEIVED AS SOON AS POSSIBLE.


To persons having voting rights with respect to American Odyssey International Equity Fund:

         The Board of Directors of American Odyssey Funds, Inc. ("AOF") solicits your proxy and recommends votes "FOR" the following items. AOF will vote the appropriate number of shares pursuant to the instructions given.

         IF NO CHOICE IS MADE AS TO ANY ITEM, THE OFFICERS OF AOF WILL VOTE "FOR". WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, THE OFFICERS OF AOF WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

         Your proxy is solicited only with respect to Proposal 2. Proposal 1 affects only the Emerging Opportunities Fund. You have received a separate proxy card for each AOF Fund in which you have voting rights. This card provides voting instructions with respect to your interest in the International Equity Fund only.

         The officers of AOF -- for the purpose of voting on the items in the agenda set forth in the Notice of Special Meeting of Persons Having Voting Rights with Respect to American Odyssey Funds, Inc., at such special meeting to be held on April 23, 1997, at 10 A.M. at the offices of The Copeland Companies, Two Tower Center, East Brunswick, New Jersey -- are hereby instructed to vote the shares of the International Equity Fund for the following purposes:


                                                                                    FOR              AGAINST            ABSTAIN
Proposal 2: To approve an arrangement, a new investment advisory agreement, and revised investment subadvisory agreements that would permit AOF to enter into new subadvisory agreements or to amend the terms of existing
subadvisory agreements without the approval of persons                             _____              _____              _____
having voting rights.

IF NO CONTRARY SPECIFICATIONS ARE MADE, THIS PROXY CARD WILL BE VOTED "FOR" EACH ITEM. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THESE INSTRUCTIONS AND VOTE IN PERSON.

                                        PLEASE MARK ALL
                                        CHOICES LIKE THIS: X


SIGNATURE(S)      __________________________________  DATE _______________ 1997

                  __________________________________  DATE _______________ 1997

(Please sign exactly as your name appears at the top of this proxy card)

                        AMERICAN ODYSSEY CORE EQUITY FUND
                                   PROXY CARD

                     THIS PROXY CARD SOLICITED ON BEHALF OF
             THE BOARD OF DIRECTORS OF AMERICAN ODYSSEY FUNDS, INC.

                 Special Meeting of Persons Having Voting Rights
                                 April 23, 1997


John Doe                      YOUR VOTE IS IMPORTANT.
123 Main Street               PLEASE READ CAREFULLY, SPECIFY YOUR CHOICES, SIGN,
New York, N.Y.  10001-1234    DATE, AND MAIL THIS AND ALL OTHER PROXY CARDS YOU
                              HAVE RECEIVED AS SOON AS POSSIBLE.


To persons having voting rights with respect to American Odyssey Core Equity
Fund:

         The Board of Directors of American Odyssey Funds, Inc. ("AOF") solicits your proxy and recommends votes "FOR" the following items. AOF will vote the appropriate number of shares pursuant to the instructions given.

         IF NO CHOICE IS MADE AS TO ANY ITEM, THE OFFICERS OF AOF WILL VOTE "FOR". WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, THE OFFICERS OF AOF WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

         Your proxy is solicited only with respect to Proposal 2. Proposal 1 affects only the Emerging Opportunities Fund. You have received a separate proxy card for each AOF Fund in which you have voting rights. This card provides voting instructions with respect to your interest in the Core Equity Fund only.

         The officers of AOF -- for the purpose of voting on the items in the agenda set forth in the Notice of Special Meeting of Persons Having Voting Rights with Respect to American Odyssey Funds, Inc., at such special meeting to be held on April 23, 1997, at 10 A.M. at the offices of The Copeland Companies, Two Tower Center, East Brunswick, New Jersey -- are hereby instructed to vote the shares of the Core Equity Fund for the following purposes:


                                                                                     FOR              AGAINST            ABSTAIN
Proposal 2: To approve an arrangement, a new investment advisory agreement, and revised investment subadvisory agreements that would permit AOF to enter into new subadvisory agreements or to amend the terms of existing
subadvisory agreements without the approval of persons                              _____              _____              _____
having voting rights.

IF NO CONTRARY SPECIFICATIONS ARE MADE, THIS PROXY CARD WILL BE VOTED "FOR" EACH ITEM. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THESE INSTRUCTIONS AND VOTE IN PERSON.

                                         PLEASE MARK ALL
                                         CHOICES LIKE THIS:  X


SIGNATURE(S)      ___________________________________  DATE _______________ 1997

                  ___________________________________  DATE _______________ 1997

(Please sign exactly as your name appears at the top of this proxy card)

                      AMERICAN ODYSSEY LONG-TERM BOND FUND
                                   PROXY CARD

                     THIS PROXY CARD SOLICITED ON BEHALF OF
             THE BOARD OF DIRECTORS OF AMERICAN ODYSSEY FUNDS, INC.

                 Special Meeting of Persons Having Voting Rights
                                 April 23, 1997


John Doe                      YOUR VOTE IS IMPORTANT.
123 Main Street               PLEASE READ CAREFULLY, SPECIFY YOUR CHOICES, SIGN,
New York, N.Y.  10001-1234    DATE, AND MAIL THIS AND ALL OTHER PROXY CARDS YOU
                              HAVE RECEIVED AS SOON AS POSSIBLE.


To persons having voting rights with respect to American Odyssey Long-Term Bond
Fund:

         The Board of Directors of American Odyssey Funds, Inc. ("AOF") solicits your proxy and recommends votes "FOR" the following items. AOF will vote the appropriate number of shares pursuant to the instructions given.

         IF NO CHOICE IS MADE AS TO ANY ITEM, THE OFFICERS OF AOF WILL VOTE "FOR". WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, THE OFFICERS OF AOF WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

         Your proxy is solicited only with respect to Proposal 2. Proposal 1 affects only the Emerging Opportunities Fund. You have received a separate proxy card for each AOF Fund in which you have voting rights. This card provides voting instructions with respect to your interest in the Long-Term Bond Fund only.

         The officers of AOF -- for the purpose of voting on the items in the agenda set forth in the Notice of Special Meeting of Persons Having Voting Rights with Respect to American Odyssey Funds, Inc., at such special meeting to be held on April 23, 1997, at 10 A.M. at the offices of The Copeland Companies, Two Tower Center, East Brunswick, New Jersey -- are hereby instructed to vote the shares of the Long-Term Bond Fund for the following purposes:


                                                                                    FOR              AGAINST            ABSTAIN
Proposal 2: To approve an arrangement, a new investment advisory agreement, and revised investment subadvisory agreements that would permit AOF to enter into new subadvisory agreements or to amend the terms of existing
subadvisory agreements without the approval of persons                              _____              _____              _____
having voting rights.

IF NO CONTRARY SPECIFICATIONS ARE MADE, THIS PROXY CARD WILL BE VOTED "FOR" EACH ITEM. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THESE INSTRUCTIONS AND VOTE IN PERSON.

                                        PLEASE MARK ALL
                                        CHOICES LIKE THIS:  X


SIGNATURE(S)      __________________________________  DATE _______________ 1997

                  __________________________________  DATE _______________ 1997

(Please sign exactly as your name appears at the top of this proxy card)

                  AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND
                                   PROXY CARD

                     THIS PROXY CARD SOLICITED ON BEHALF OF
             THE BOARD OF DIRECTORS OF AMERICAN ODYSSEY FUNDS, INC.

                 Special Meeting of Persons Having Voting Rights
                                 April 23, 1997


John Doe                      YOUR VOTE IS IMPORTANT.
123 Main Street               PLEASE READ CAREFULLY, SPECIFY YOUR CHOICES, SIGN,
New York, N.Y.  10001-1234    DATE, AND MAIL THIS AND ALL OTHER PROXY CARDS YOU
                              HAVE RECEIVED AS SOON AS POSSIBLE.


To persons having voting rights with respect to American Odyssey
Intermediate-Term Bond Fund:

         The Board of Directors of American Odyssey Funds, Inc. ("AOF") solicits your proxy and recommends votes "FOR" the following items. AOF will vote the appropriate number of shares pursuant to the instructions given.

         IF NO CHOICE IS MADE AS TO ANY ITEM, THE OFFICERS OF AOF WILL VOTE "FOR". WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, THE OFFICERS OF AOF WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

         Your proxy is solicited only with respect to Proposal 2. Proposal 1 affects only the Emerging Opportunities Fund. You have received a separate proxy card for each AOF Fund in which you have voting rights. This card provides voting instructions with respect to your interest in the Intermediate-Term Bond Fund only.

         The officers of AOF -- for the purpose of voting on the items in the agenda set forth in the Notice of Special Meeting of Persons Having Voting Rights with Respect to American Odyssey Funds, Inc., at such special meeting to be held on April 23, 1997, at 10 A.M. at the offices of The Copeland Companies, Two Tower Center, East Brunswick, New Jersey -- are hereby instructed to vote the shares of the Intermediate-Term Bond Fund for the following purposes:


                                                                                   FOR              AGAINST            ABSTAIN
Proposal 2: To approve an arrangement, a new investment advisory agreement, and revised investment subadvisory agreements that would permit AOF to enter into new subadvisory agreements or to amend the terms of existing
subadvisory agreements without the approval of persons                             _____              _____              _____
having voting rights.

IF NO CONTRARY SPECIFICATIONS ARE MADE, THIS PROXY CARD WILL BE VOTED "FOR" EACH ITEM. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THESE INSTRUCTIONS AND VOTE IN PERSON.

                                        PLEASE MARK ALL
                                        CHOICES LIKE THIS: X


SIGNATURE(S)      __________________________________  DATE _______________ 1997

                  __________________________________  DATE _______________ 1997

(Please sign exactly as your name appears at the top of this proxy card)

                      AMERICAN ODYSSEY SHORT-TERM BOND FUND
                                   PROXY CARD

                     THIS PROXY CARD SOLICITED ON BEHALF OF
             THE BOARD OF DIRECTORS OF AMERICAN ODYSSEY FUNDS, INC.

                 Special Meeting of Persons Having Voting Rights
                                 April 23, 1997


John Doe                      YOUR VOTE IS IMPORTANT.
123 Main Street               PLEASE READ CAREFULLY, SPECIFY YOUR CHOICES, SIGN,
New York, N.Y.  10001-1234    DATE, AND MAIL THIS AND ALL OTHER PROXY CARDS YOU
                              HAVE RECEIVED AS SOON AS POSSIBLE.


To persons having voting rights with respect to American Odyssey Short-Term Bond
Fund:

         The Board of Directors of American Odyssey Funds, Inc. ("AOF") solicits your proxy and recommends votes "FOR" the following items. AOF will vote the appropriate number of shares pursuant to the instructions given.

         IF NO CHOICE IS MADE AS TO ANY ITEM, THE OFFICERS OF AOF WILL VOTE "FOR". WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, THE OFFICERS OF AOF WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

         Your proxy is solicited only with respect to Proposal 2. Proposal 1 affects only the Emerging Opportunities Fund. You have received a separate proxy card for each AOF Fund in which you have voting rights. This card provides voting instructions with respect to your interest in the Short-Term Bond Fund only.

         The officers of AOF -- for the purpose of voting on the items in the agenda set forth in the Notice of Special Meeting of Persons Having Voting Rights with Respect to American Odyssey Funds, Inc., at such special meeting to be held on April 23, 1997, at 10 A.M. at the offices of The Copeland Companies, Two Tower Center, East Brunswick, New Jersey -- are hereby instructed to vote the shares of the Short-Term Bond Fund for the following purposes:


                                                                                   FOR              AGAINST            ABSTAIN
Proposal 2: To approve an arrangement, a new investment advisory agreement, and revised investment subadvisory agreements that would permit AOF to enter into new subadvisory agreements or to amend the terms of existing
subadvisory agreements without the approval of persons                            _____              _____              _____
having voting rights.

IF NO CONTRARY SPECIFICATIONS ARE MADE, THIS PROXY CARD WILL BE VOTED "FOR" EACH ITEM. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THESE INSTRUCTIONS AND VOTE IN PERSON.

                                        PLEASE MARK ALL
                                        CHOICES LIKE THIS: X


SIGNATURE(S)      __________________________________  DATE _______________ 1997

                  __________________________________  DATE _______________ 1997

(Please sign exactly as your name appears at the top of this proxy card)